________________________________________________________________________________


                           STOCK PURCHASE AGREEMENT

________________________________________________________________________________




                                 by and among




                    THE SHAREHOLDER OF ALLUR-DETROIT, INC.


                                      and


                                RADIO ONE, INC.



                         for the sale and purchase of


                               STATION WWBR(FM)




                         Dated as of October 26, 1998

                               TABLE OF CONTENTS

1.   RULES OF CONSTRUCTION......................................................................   1
     ---------------------
          1.1.   DEFINED TERMS..................................................................   1
                 -------------
          1.2.   OTHER DEFINITIONS..............................................................   6
                 -----------------
          1.3.   NUMBER AND GENDER..............................................................   6
                 -----------------
          1.4.   HEADINGS AND CROSS-REFERENCES..................................................   7
                 -----------------------------
          1.5.   COMPUTATION OF TIME............................................................   7
                 -------------------

2.   FCC APPLICATION AND CLOSING................................................................   7
     ---------------------------
          2.1.   FCC APPLICATION................................................................   7
                 ---------------
          2.2.   FINAL CLOSING DATE.............................................................   8

3.   INITIAL ESCROW DEPOSIT.....................................................................   8
     ----------------------

4.   PURCHASE PRICE AND METHOD OF PAYMENT.......................................................   8
     ------------------------------------
          4.1.   CONSIDERATION..................................................................   8
                 -------------
          4.2.   PAYMENT AT CLOSING.............................................................   8
                 ------------------
          4.3.   POST CLOSING ESCROW FUND.......................................................  10
                 ------------------------

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDER REGARDING THE COMPANY.............  11
     ------------------------------------------------------------------------------
          5.1.   EXISTENCE, POWER AND IDENTITY..................................................  11
                 -----------------------------
          5.2.   BINDING EFFECT.................................................................  11
                 --------------
          5.3.   NO VIOLATION...................................................................  12
                 ------------
          5.4.   GOVERNMENTAL AUTHORIZATIONS....................................................  12
                 ---------------------------
          5.5.   CONTRACTS......................................................................  13
                 ---------
          5.6.   INSURANCE......................................................................  13
                 ---------
          5.7.   FINANCIAL STATEMENTS...........................................................  13
                 --------------------
          5.8.   EMPLOYEES......................................................................  14
                 ---------
          5.9.   EMPLOYEE BENEFIT PLANS.........................................................  15
                 ----------------------
          5.10.  REAL PROPERTY..................................................................  18
                 -------------
          5.11.  ENVIRONMENTAL PROTECTION.......................................................  18
                 ------------------------
          5.12.  COMPLIANCE WITH LAW............................................................  19
                 -------------------
          5.13.  LITIGATION.....................................................................  20
                 ----------
          5.14.  INSOLVENCY PROCEEDINGS.........................................................  21
                 ----------------------
          5.15.  SALES AGREEMENTS...............................................................  21
                 ----------------
          5.16.  LIABILITIES....................................................................  21
                 -----------
          5.17.  SUFFICIENCY OF ASSETS..........................................................  21
                 ---------------------
          5.18.  CERTAIN INTERESTS AND RELATED PARTIES..........................................  21
                 -------------------------------------
          5.19.  TAXES..........................................................................  22
                 -----
          5.20.  BROKER.........................................................................  22
                 ------
          5.21.  SUBSIDIARIES...................................................................  22
                 ------------

          5.22.  STOCK..........................................................................  22
                 -----
          5.23.  PROPERTY.......................................................................  23
                 --------
          5.24.  CORPORATE RECORDS..............................................................  23
                 -----------------
          5.25.  DIVIDENDS AND OTHER DISTRIBUTIONS..............................................  23
                 ---------------------------------
          5.26.  PROMOTIONAL RIGHTS.............................................................  23
                 ------------------
          5.27.  INDEBTEDNESS...................................................................  24
                 ------------
          5.28.  NO MISLEADING STATEMENTS.......................................................  24
                 ------------------------

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDER REGARDING THE SHARES..............  24
     -----------------------------------------------------------------------------
          6.1.   BINDING EFFECT.................................................................  24
                 ---------------
          6.2.   NO VIOLATION...................................................................  25
                 ------------
          6.3.   OWNERSHIP OF STOCK.............................................................  25
                 ------------------
          6.4.   COOPERATION....................................................................  25
                 -----------

7.   BUYER'S REPRESENTATIONS, WARRANTIES AND COVENANTS..........................................  25
     -------------------------------------------------
          7.1.   EXISTENCE AND POWER............................................................  26
                 -------------------
          7.2.   BINDING EFFECT.................................................................  26
                 --------------
          7.3.   NO VIOLATION...................................................................  26
                 ------------
          7.4.   LITIGATION.....................................................................  26
                 ----------
          7.5.   LICENSEE QUALIFICATIONS........................................................  26
                 -----------------------
          7.6.   BROKER.........................................................................  27
                 ------

8.   COVENANTS WITH RESPECT TO CONDUCT OF THE COMPANY AND SHAREHOLDER...........................  27
     ----------------------------------------------------------------
          8.1.   ACCESS.........................................................................  27
                 ------
          8.2.   MATERIAL ADVERSE CHANGES; FINANCIAL STATEMENTS.................................  27
                 ----------------------------------------------
          8.3.   CONDUCT OF BUSINESS............................................................  27
                 -------------------
          8.4.   DAMAGE.........................................................................  30
                 ------
                          (A)     RISK OF LOSS..................................................  30
                                  ------------
                          (B)     FAILURE OF BROADCAST TRANSMISSIONS............................  31
                                  ----------------------------------
                          (C)     RESOLUTION OF DISAGREEMENTS...................................  31
                                  ---------------------------
          8.5.   ADMINISTRATIVE VIOLATIONS......................................................  31
                 ------------------------
          8.6.   CONTROL OF STATION. ...........................................................  32
                 ------------------
          8.7.   COOPERATION WITH RESPECT TO FINANCIAL AND TAX
                 ---------------------------------------------
                 MATTERS........................................................................  32
                 -------
          8.8.   CLOSING OBLIGATIONS............................................................  32
                 -------------------
          8.9.   ENVIRONMENTAL ASSESSMENT.......................................................  32
                 ------------------------
9.   CONDITIONS PRECEDENT.......................................................................  33
     --------------------
          9.1.   MUTUAL CONDITIONS..............................................................  33
                 -----------------
                          (A)     APPROVAL OF TRANSFER OF CONTROL
                                  -------------------------------
                                  APPLICATION...................................................  33
                                  -----------
                          (B)     ABSENCE OF LITIGATION.........................................  33
                                  ---------------------

          9.2.     ADDITIONAL CONDITIONS TO BUYER'S OBLIGATION..................................  33
                   -------------------------------------------
                        (A)     REPRESENTATIONS AND WARRANTIES..................................  33
                                ------------------------------
                        (B)     COMPLIANCE WITH CONDITIONS......................................  34
                                --------------------------
                        (C)     DISCHARGE OF LIENS..............................................  34
                                ------------------
                        (D)     THIRD-PARTY CONSENTS............................................  34
                                --------------------
                        (E)     ESTOPPEL CERTIFICATES...........................................  34
                                ---------------------
                        (F)     NO MATERIAL ADVERSE CHANGE......................................  34
                                --------------------------
                        (G)     FINANCIAL STATEMENTS............................................  35
                                --------------------
                        (H)     CASH AND ACCOUNTS RECEIVABLE
                                ----------------------------
                                CALCULATION.....................................................  35
                                -----------
                        (I)     SALES AND CUSTOMER INFORMATION..................................  35
                                ------------------------------
                        (J)     OPINION OF COMPANY'S COUNSEL....................................  35
                                ----------------------------
                        (K)     PREFERRED STOCK.................................................  37
                                ---------------
                        (L)     CLOSING DOCUMENTS. .............................................  37
                                -----------------
                        (M)     RESIGNATION OF DIRECTORS AND OFFICERS...........................  37
                                -------------------------------------
                        (N)     STOCK CERTIFICATES..............................................  38
                                ------------------
                        (O)     CORPORATE RECORDS...............................................  38
                                -----------------
                        (P)     BANK ACCOUNTS/INSURANCE POLICIES................................  38
                                --------------------------------
                        (Q)     WARRANT.........................................................  38
                                -------
                        (R)     LEASE...........................................................  38
                                -----
                        (S)     ACCOUNTS PAYABLE................................................  38
                                ----------------
                        (T)     TRADE BALANCE...................................................  38
                                -------------
                        (U)     LICENSES........................................................  38
                                --------
                        (V)     RADIOFREQUENCY RADIATION........................................  38
                                ------------------------
                        (W)     TAXES...........................................................  39
                                -----
                        (X)     COMPENSATION....................................................  39
                                ------------
                        (Y)     CONFIDENTIAL INFORMATION........................................  39
                                ------------------------
                        (Z)     RELEASES........................................................  39
                                --------
                        (AA)    FAIRNESS OPINION................................................  39
                                ----------------
          9.3.     ADDITIONAL CONDITIONS TO COMPANY'S AND
                   -------------------------------------
                   SHAREHOLDER'S OBLIGATION.....................................................  39
                   ------------------------
                        (A)     REPRESENTATIONS AND WARRANTIES..................................  39
                                ------------------------------

                        (B)     COMPLIANCE WITH CONDITIONS......................................  40
                                --------------------------
                        (C)     PAYMENT.........................................................  39
                                -------
                        (D)     CLOSING DOCUMENTS...............................................  39
                                ----------------
10.  INDEMNIFICATION/POST-CLOSING OBLIGATIONS...................................................  40
     ----------------------------------------
          10.1.         OBLIGATIONS OF SHAREHOLDER..............................................  40
                        --------------------------
          10.2.         OBLIGATIONS OF BUYER....................................................  41
                        --------------------
          10.3.         PROCEDURE FOR INDEMNIFICATION...........................................  41
                        -----------------------------
          10.4.         REMEDIES CUMULATIVE.....................................................  43
                        -------------------
          10.5.         NOTICE..................................................................  43
                        ------
          10.6.         THRESHOLD CONCERNING SECTIONS 10.1 AND 10.2.............................  43
                        -------------------------------------------

          10.7.    SURVIVAL OF REPRESENTATIONS..................................................  43
                   ---------------------------
          10.8.    TAX RETURNS..................................................................  43
                   -----------
                   (A)     PREPARATION AND FILING OF RETURNS FOR
                           -------------------------------------
                           PRE-CLOSING PERIODS..................................................  43
                           -------------------
                   (B)     PREPARATION AND FILING OF RETURNS FOR
                           -------------------------------------
                           POST-CLOSING PERIODS.................................................  44
                           --------------------
          10.9.    ALLOCATION OF TAX LIABILITY..................................................  44
                   ---------------------------
          10.10.   COOPERATION WITH RESPECT TO FINANCIAL AND TAX
                   ---------------------------------------------
                   MATTERS......................................................................  44
                   -------
          10.11.   NONDISCLOSURE AND CONFIDENTIALITY............................................  45
                   ---------------------------------
11.  DEFAULT AND REMEDIES.......................................................................  45
     --------------------
          11.1.    OPPORTUNITY TO CURE..........................................................  45
                   -------------------
          11.2.    SHAREHOLDER'S REMEDIES. .....................................................  46
                   ----------------------
          11.3.    BUYER'S REMEDIES. ...........................................................  46
                   ----------------

12.  TERMINATION OF AGREEMENT...................................................................  47
     ------------------------
          12.1.    TERMINATION OF AGREEMENT.....................................................  47
                   ------------------------
                   (A)  MUTUAL CONSENT..........................................................  47
                        --------------
                   (B)  CONDITIONS TO BUYER'S PERFORMANCE NOT
                        -------------------------------------
                        MET.....................................................................  47
                        ---
                   (C)  CONDITIONS TO SELLER'S PERFORMANCE NOT
                        --------------------------------------
                        MET.....................................................................  47
                        ---
                   (D)  MATERIAL BREACH.........................................................  47
                        ---------------
                   (E)  BANKRUPTCY; RECEIVERSHIP................................................  47
                        -----------------------
                   (F)  FCC APPROVAL............................................................  48
                        ------------
13.  GENERAL PROVISIONS.........................................................................  48
     ------------------
          13.1.    FEES.........................................................................  48
                   ----
          13.2.    NOTICES. ....................................................................  48
                   -------
          13.3.    ASSIGNMENT. .................................................................  49
                   ----------
          13.4.    EXCLUSIVE DEALINGS. .........................................................  49
                   ------------------
          13.5.    THIRD PARTIES. ..............................................................  50
                   -------------
          13.6.    INDULGENCES. ................................................................  50
                   -----------
          13.7.    PRIOR NEGOTIATIONS. .........................................................  50
                   ------------------
          13.8.    EXHIBITS AND SCHEDULES.......................................................  50
                   ----------------------
          13.9.    ENTIRE AGREEMENT; AMENDMENT.  ...............................................  50
                   ---------------------------
          13.10.   COUNSEL/INTERPRETATION.  ....................................................  50
                   ----------------------
          13.11.   GOVERNING LAW, JURISDICTION..................................................  50
                   ---------------------------
          13.12.   SEVERABILITY.................................................................  51
                   ------------
          13.13.   COUNTERPARTS.................................................................  51
                   ------------
          13.14.   FURTHER ASSURANCES...........................................................  51
                   ------------------

                                TABLE OF EXHIBITS


EXHIBIT 1                  INITIAL ESCROW AGREEMENT

EXHIBIT 2                  POST CLOSING ESCROW AGREEMENT

                              TABLE OF SCHEDULES



SCHEDULE 5.1         COMPANY DOCUMENTS

SCHEDULE 5.3         VIOLATIONS

SCHEDULE 5.4         GOVERNMENTAL AUTHORIZATIONS

SCHEDULE 5.5         CONTRACTS (MATERIAL CONTRACTS DESIGNATED WITH
                     AN ASTERISK)

SCHEDULE 5.6         INSURANCE POLICIES

SCHEDULE 5.7(b)      OBLIGATIONS AND LIABILITIES SINCE 6/30/98

SCHEDULE 5.7(c)      BANK ACCOUNTS

SCHEDULE 5.8         EMPLOYEES

SCHEDULE 5.9         EMPLOYEE BENEFIT PLANS

SCHEDULE 5.10        DESCRIPTION OF REAL PROPERTY

SCHEDULE 5.13        LITIGATION

SCHEDULE 5.15        SALES AGREEMENTS

SCHEDULE 5.18        INTERESTS OF RELATED PARTIES

SCHEDULE 5.22        RIGHTS TO STOCK

SCHEDULE 5.23        TANGIBLE PERSONAL PROPERTY

SCHEDULE 5.26        INTELLECTUAL PROPERTY

SCHEDULE 6.3         RIGHTS TO STOCK

                           STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this "Agreement")is entered into as of this 26th day of October, 1998, by and among Syndicated Communications Venture Partners II, L.P., a Delaware limited partnership(hereinafter referred to as "Seller" or "Shareholder") and Radio One, Inc., a Delaware corporation ("Buyer").

                                   RECITALS

     WHEREAS, Seller will be the sole shareholder of Allur-Detroit, Inc., a Delaware Corporation ("Company") at the time of Closing.

     WHEREAS, Company currently has 1,050 shares of Preferred Stock issued and outstanding which shall be redeemed by Company simultaneously at the Closing and therefore shall be considered Company treasury stock for purposes of this Agreement.

     WHEREAS, Company is the licensee of Station WWBR(FM), Mt. Clemens, Michigan operating on a frequency of 102.7 MHz (the "Station").

     WHEREAS, Buyer desires to obtain, and Seller desires to sell to Buyer all of the issued and outstanding shares of the capital stock of the Company.

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and, intending to be legally bound hereby, the parties agree as follows:

1.   RULES OF CONSTRUCTION.
     ---------------------

     1.1.  DEFINED TERMS.  As used in this Agreement, the following terms shall
           -------------
have the following meanings:

     "ACCOUNTS RECEIVABLE" means the cash accounts receivable of Company arising from Company's operation of the Station prior to Closing.

     "ACCOUNTS PAYABLE" means the liabilities of Company for services received or goods acquired arising from Company's operation of the Station in the normal course of business prior to Closing for which Company has received a bill, but for which payment is not past due.

     "ADMINISTRATIVE VIOLATION" means those violations described in Section 8.5 hereof.

     "BUSINESS" means the business of Company consisting primarily of the operation of the Station.

     "BUYER" means Radio One, Inc., a Delaware corporation.

     "BUYER DOCUMENTS" means those documents, agreements and instruments to be executed and delivered by Buyer in connection with this Agreement as described in Section 7.2.

     "CLOSING" means the consummation of the Transaction (as hereinafter defined).

     "CLOSING DATE" means the date on which the Closing takes place, as determined pursuant to Section 2.2.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "COMMISSION" means the Federal Communications Commission.

     "COMMUNICATIONS ACT" shall mean the Communications Act of 1934, as amended.

     "COMPANY" means Allur-Detroit, Inc., a Delaware corporation.

     "COMPANY DOCUMENTS" means those documents, agreements and instruments to be executed and delivered by Company in connection with this Agreement as described in Section 5.1.

     "CONTINGENT LIABILITY" means the amount of Five Hundred Thousand Dollars ($500,000) that Seller owes to Buyer upon a sale of the Shares held by Seller or the assets of the Company.

     "CONTRACTS" means those contracts, leases and other agreements listed or described in Schedule 5.5 which are in effect on the date hereof and which Buyer has agreed to assume.

     "ENCUMBRANCE" means any claim, charge, easement, encumbrance, security interest, lien, option or pledge imposed by agreement or law, except for any restrictions on transfer generally arising under any applicable federal or state securities law.

     "ENVIRONMENTAL LAW" means any law, rule, order, decree or regulation of any Governmental Authority relating to pollution or protection of human health and the environment, including any law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Substances (as hereinafter defined) into ambient air, surface water, groundwater, land or other environmental media, and including without limitation all laws, regulations, orders, and rules pertaining to occupational health and safety.

     "FCC LICENSES" means all licenses, pending applications, permits and other authorizations issued by the Commission for the operation of the Station listed on Schedule 5.4.

     "FINAL ORDER" means any action that shall have been taken by the Commission (including action duly taken by the Commission's staff, pursuant to delegated authority) which shall not have been reversed, stayed, enjoined, set aside, annulled or suspended; with respect to which no timely request for stay, petition for rehearing, appeal or certiorari or sua sponte action of the
                                                --- ------
Commission with comparable effect shall be pending; and as to which the time for filing any such request, petition, appeal, certiorari or for the taking of any such sua sponte action by the Commission shall have expired or otherwise
     --- ------
terminated.

     "FINANCIAL STATEMENTS" means Company's audited and unaudited financial statements, income statements, and balance sheets as described in Section 5.7.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any agency, court or other entity that exercises executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "HAZARDOUS SUBSTANCES" means any hazardous, dangerous or toxic waste, substance or material, as those or similar terms are defined in or for purposes of any applicable federal, state or local Environmental Law, and including without limitation any asbestos or asbestos-related products, petroleum, oils or petroleum-derived compounds, CFCS, or PCBs.

     "IMPROVEMENTS" means all buildings, structures, fixtures, and other improvements now or hereafter actually or constructively attached to the Real Property, and all modifications, additions, restorations, or replacements of the whole or any part thereof.

     "INDEBTEDNESS" means any debt or indebtedness, whether evidenced by a note or otherwise, whether secured or unsecured, in each case for borrowed money.

     "INDEMNIFICATION BASKET" means the amount described in Section 10.6.

     "INITIAL ESCROW AGENT" means Wilmington Trust Company.

     "INITIAL ESCROW AGREEMENT" means the escrow agreement described in Section 3, the form of which is attached as Exhibit 1.

     "INITIAL CASH ESCROW DEPOSIT" means Five Hundred Thousand Dollars
($500,000).

     "INITIAL ESCROW DEPOSIT" means the monies deposited with the Initial Escrow Agent as described in Section 3.

     "KNOWLEDGE OF BUYER" means the actual knowledge, after reasonable inquiry of Buyer's senior management, and the books and records of Buyer.

     "KNOWLEDGE OF COMPANY" means, the actual knowledge, after reasonable inquiry of Company's senior management, and the books and records of the Station, and the actual knowledge of Shareholder of Company.

     "LAW" means any constitutional provision, statute or other law, rule, regulation, or interpretation of any Governmental Authority and any order, including any order of any Governmental Authority.

     "LOSS" means any action, cost, damage, disbursement, expense, liability, loss, deficiency, diminution in value, obligation, penalty or settlement of any kind or nature, whether foreseeable or unforeseeable, including but not limited to, interest or other carrying costs, penalties, reasonable legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by the specified person.

     "MATERIAL CONTRACTS" means those leases, contracts and agreements specifically designated in Schedule 5.5 as being "Material Contracts."

     "POST CLOSING ESCROW ACCOUNT" shall mean the account specified in Section
4.3 created pursuant to the Post Closing Escrow Agreement.

     "POST CLOSING ESCROW AGENT" means Wilmington Trust Company.

     "POST CLOSING ESCROW AGREEMENT" shall mean the agreement specified in
Section 4.3 by and among Shareholder, Buyer and the Post Closing Escrow Agent, dated as of the Closing Date, substantially in the form of Exhibit 2 hereto.

     "POST CLOSING ESCROW FUND" shall mean the sum of One Million Dollars ($1,000,000), which will be deposited in the Post Closing Escrow Account by Buyer from the Purchase Price in accordance with the Post Closing Escrow Agreement and the terms hereof.

     "POST CLOSING ESCROW TERMINATION DATE" shall have the meaning specified in
Section 4.3.

     "PREFERRED STOCK" means the 1,050 shares of stock which will be redeemed prior to Closing and become treasury stock.

     "PURCHASE PRICE" shall mean the total consideration for the Shares, as described in Section 4.1.

     "REAL PROPERTY" means that certain real property owned, leased or under contract by the Company and used in the operation of the Station as described in
Section 5.10.

     "SALES AGREEMENTS" means agreements entered into by Company for the sale of time on the Station for cash, as described in Section 5.15.

     "SHAREHOLDER" means that entity named in the preamble to this Agreement and also referred to herein as Seller.

     "SHARES" means all the issued and outstanding capital stock of the Company to be acquired at Closing consisting of 400 shares of Common Stock of the Company.

     "SPECIFIED EVENT" means those broadcast transmission failures described in
Section 8.4(b).

     "STUDIO SITE" means the real estate located at 850 Stephenson Highway, Troy, Michigan, that is currently used as the Station's studio and office facilities.

     "TANGIBLE PERSONAL PROPERTY" means all tangible personal property and fixtures used or useful in the operation of the Business, including the property and assets listed or described in Schedule 5.23, together with supplies, inventory, spare parts and replacements thereof and improvements and additions thereto made between the date hereof and the Closing Date.

     "TRADE AGREEMENTS" means agreements entered into by Company for the sale of time on the Station in exchange for merchandise or services.

     "TRADE BALANCE" means the difference between the aggregate value of time owed pursuant to the Trade Agreements and the aggregate value of goods and services to which the Station is entitled prior to Closing pursuant to the Trade Agreements, as computed in accordance with the Station's customary bookkeeping practices. The Trade Balance is "negative" if the value of time owed exceeds the value of goods and services to which the Station is entitled. The Trade Balance is "positive" if the value of time owed is less than the value of goods and services to which the Station is entitled.

     "TRANSACTION" means the sale and purchase and assignments and assumptions contemplated by this Agreement and the respective obligations of Company, Shareholder and Buyer set forth herein.

     "TRANSFER OF CONTROL APPLICATION" means the application on FCC Form 315 that Shareholder, Company and Buyer shall join in and file with the Commission requesting its consent to the transfer of control of Company to Buyer.

     "WWBR(FM) TRANSMITTER SITE" means the real estate located at Clinton, Michigan that is currently used as the Station's transmitter site.

     1.2.  OTHER DEFINITIONS.  Other capitalized terms used in this Agreement
           -----------------
shall have the meanings ascribed to them herein.

     1.3.  NUMBER AND GENDER.  Whenever the context so requires, words used in
           -----------------
the singular shall be construed to mean or include the plural and vice versa,
                                                                  ----------
and pronouns of any gender shall be construed to mean or include any other gender or genders.

     1.4.  HEADINGS AND CROSS-REFERENCES.  The headings of the Sections and
           -----------------------------
Paragraphs hereof, the Table of Contents, the Table of Exhibits, and the Table of Schedules have been included for convenience of reference only, and shall in no way limit or affect the meaning or interpretation of the specific provisions of this Agreement. All cross-references to Sections or Paragraphs herein shall mean the Sections or Paragraphs of this Agreement unless otherwise stated or clearly required by the context. All references to Schedules herein shall mean the Schedules to this Agreement. Words such as "herein" and "hereof" shall be deemed to refer to this Agreement as a whole and not to any particular provision of this Agreement unless otherwise stated or clearly required by the context. The term "including" means "including without limitation."

     1.5.  COMPUTATION OF TIME.  Whenever any time period provided for in this
           -------------------
Agreement is measured in "business days" there shall be excluded from such time period each day that is a Saturday, Sunday, recognized federal legal holiday, or other day on which the Commission's offices are closed and are not reopened prior to 5:30 p.m. Washington, D.C. time. In all other cases all days shall be counted.

2.0  FCC APPLICATION AND CLOSING.
     ---------------------------

     2.1.  FCC APPLICATION.  Within ten (10) business days after execution of
           ---------------
this Agreement, Company, Shareholder and Buyer will join in filing the Transfer of Control Application. Each of the parties diligently shall take or cooperate in the taking of all steps which are reasonably necessary or appropriate to expedite the prosecution and grant of the Application. No party by commission or omission shall put in jeopardy its qualifications as a Commission licensee, or impair the routine processing of the Transfer of Control Application. Shareholder will use its best efforts and otherwise cooperate with Buyer in responding to any information requested by the FCC related to the Transfer of Control Application and in defending against any petition, complaint or objection which may be filed against the Transfer of Control Application. In the event the Transfer of Control Application as tendered is rejected for any reason, the party liable for the rejection shall take all reasonable steps to cure the basis for rejection and Company, Shareholder and Buyer shall jointly resubmit the Transfer of Control Application. Company and Buyer shall share equally in the amount of any Commission filing fees.

     2.2.  FINAL CLOSING DATE.  Closing of the Transaction shall take place at
           ------------------
the offices of Kirkland & Ellis, Washington, D.C. on a mutually agreeable date and time which is no more than ten (10) business days after public notice of the FCC's approval of the Transfer of Control Application. Buyer, at its sole option, may purchase up to four (4) additional thirty (30) day extensions of time in which to close the Transaction by paying the sum of One Hundred Fifty Thousand Dollars ($150,000) payable by certified check or cash in advance for each such extension or no such extension shall be granted.

3.0  INITIAL ESCROW DEPOSIT.  Simultaneous with the execution of this Agreement,
     ----------------------
Buyer shall deposit with Wilmington Trust Company ("Initial Escrow Agent"), a cash deposit of Five Hundred Thousand Dollars ($500,000) (the "Initial Cash Escrow Deposit"). The Initial Cash Escrow Deposit shall be held in an interest-bearing account with a federally insured financial institution and the Initial Cash Escrow Deposit shall be disbursed by Initial Escrow Agent pursuant to the terms of an escrow agreement in the form attached hereto as Exhibit 1 (the "Initial Escrow Agreement"), which Initial Escrow Agreement has been entered into by Company, Shareholder, Buyer and Initial Escrow Agent simultaneously herewith. The fees, if any, of the Initial Escrow Agent shall be borne equally between Company on the one hand, and Buyer on the other hand.

4.0  PURCHASE PRICE AND METHOD OF PAYMENT.
     ------------------------------------

     4.1.  CONSIDERATION.  The total consideration for the Shares shall be
           -------------
Twenty-Seven Million Dollars ($27,000,000) (the "Purchase Price"), payable as set forth in this Section 4.

     4.2.  PAYMENT AT CLOSING.  At Closing, in consideration for acquisition of
           ------------------
the Shares held by Shareholder which are fully paid for and nonassessable and will be duly endorsed to Buyer, Buyer shall pay:

           (a) Twenty Six Million Dollars ($26,000,000) to Shareholder by certified check or wire transfer of same day funds pursuant to wire transfer instructions which shall be delivered by Shareholder to Buyer at least five (5) business days prior to Closing. Of that $26,000,000, Five Hundred Thousand Dollars ($500,000) shall come from the Initial Cash Escrow Deposit and Five Hundred Thousand Dollars ($500,000) shall come from cancellation of the Contingent Liability and such contingency shall be satisfied upon a sale of the Shares to Buyer.

           (b) One Million Dollars ($1,000,000) to the Post Closing Escrow Fund described in Section 4.3.

           (c) The parties acknowledge that in addition to acquiring the Shares, Buyer will acquire all cash, cash equivalents or similar types of investments and all Accounts Receivable that exist as of the Closing Date up to the aggregate amount of One Million Dollars ($1,000,000)("Cash/Receivable Maximum") and any insurance proceeds from settlement and insurance claims made by Company, provided however, up until the
                                                 -------- -------
day preceding the Closing Date Seller shall have
the right to use all revenues of Company to reduce any outstanding liabilities, obligations, claims, costs or expenses arising from the operation of the Station prior to Closing. Shareholder will be entitled to receive all cash, cash equivalents or similar types of investments and all Accounts Receivable that exist as of the Closing Date and that are in excess of the Cash/Receivable Maximum, if collected by Buyer within six (6) months of Closing. Buyer agrees to use commercially reasonable efforts to collect all outstanding Accounts Receivable of Company within said six (6) months. The parties agree to proceed to Closing based on an estimate of the Cash/Receivable Maximum contained in the pre-closing balance sheet prepared by Company and delivered to Buyer pursuant to
Section 9.2(h); provided, however, that the parties recognize that no such
                --------  -------
determination shall constitute a waiver of any rights of Buyer under this Agreement, including without limitation, the representations and warranties set forth in Section 5.7. Within thirty (30) days of Closing, Buyer will deliver a post-closing balance sheet as of the Closing Date. If Shareholder does not contest the calculations contained in the post-closing balance sheet, then the post-closing balance sheet shall be considered final. Shareholder shall notify Buyer in writing within ten (10) days of receiving the post-closing balance sheet if it contests the calculations contained in the post-closing balance
sheet.   If Shareholder and Buyer cannot reach an agreement within twenty (20)
days of receiving Shareholder's notice, the parties agree to retain the independent accounting firm of Price Waterhouse within twenty (20) days thereafter or in the event that Price Waterhouse is unavailable to serve as such then to retain the accounting firm of Ernst & Young LLP (whichever of such accounting firms is applicable, the "Accountants"). Buyer and Shareholder shall each assist and cooperate fully in the prompt determination of the correct values and Shareholder shall promptly provide the Accountants and Buyer with full access to such books and records as Buyer or the Accountants may request to make such determination. All fees of the Accountants under this Agreement shall be paid equally by Buyer and Shareholder and any determination of the Accountants provided by this Agreement shall be binding and conclusive on the parties. The Accountants shall make all determinations under this Agreement as promptly as practicable and in any event within 20 days following receipt by the Accountants of all relevant work papers. If the post-closing balance sheet as agreed to by the parties or prepared by the Accountants shows an amount below the Cash/Receivable Maximum, then Buyer shall have no further obligation to Shareholder. If the post-closing balance sheet shows an amount above the Cash/Receivable Maximum, then Buyer shall institute a procedure, such procedure to be disclosed to Shareholder, to ensure that once Buyer has actually received funds equal to the Cash/Receivable Maximum, that any funds in excess of the Cash/Receivable Maximum be paid to Shareholder.

     4.3.  POST CLOSING ESCROW FUND.
           ------------------------

           (a) At the Closing, Buyer, Shareholder and Post Closing Escrow Agent shall enter into the Post Closing Escrow Agreement in substantially the form of
Exhibit 2 into which Buyer shall deposit One Million Dollars ($1,000,000) (the "Post Closing Escrow Fund") in an account (the "Post Closing Escrow Account") constituting a portion of the Purchase Price being reserved to meet certain obligations of Shareholder. The Post Closing Escrow Fund shall be held and invested in accordance with the terms of the Post Closing Escrow Agreement which shall provide that Six Hundred Fifty Thousand Dollars ($650,000), less any claims which have been paid or are still in dispute, be released twelve (12) months after Closing and Three Hundred Fifty Thousand Dollars ($350,000), less any claims which have been paid or are still in dispute, be released eighteen
(18) months after Closing (the "Post Closing Escrow Termination Date").

           (b) Disbursements from the Post Closing Escrow Account may be made from time to time pursuant to the terms of the Post Closing Escrow Agreement with respect to indemnification obligations pursuant to Section 10.1 hereof after submission to the Post Closing Escrow Agent of a payment notice (the "Payment Notice") substantially in the form attached to the Post Closing Escrow Agreement.

           (c) All interest earned on the Post Closing Escrow Fund shall be paid to Shareholder.

           (d) The fees, if any, of the Post-Closing Escrow Agent shall be borne equally between Shareholder on the one hand, and Buyer on the other hand.

5.0  REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDER REGARDING COMPANY.
     --------------------------------------------------------------------------

     Shareholder hereby makes to and for the benefit of Buyer, the following representations, warranties and covenants:

     5.1.  EXISTENCE, POWER AND IDENTITY.  The Company is a corporation duly
           -----------------------------
organized and validly existing under the laws of the State of Delaware and licensed to do business in the State of Michigan with full corporate power and authority (a) to own, lease and use its properties and assets, (b) to conduct the business and operation of the Station as currently conducted and (c) to execute and deliver this Agreement and each other document, agreement and instrument to be executed and delivered by Company in connection with this Agreement (collectively, the "Company Documents"), and to perform and comply with all of the terms, obligations and covenants to be performed and complied with by Company hereunder and thereunder and (d) true and correct copies of the Company's Certificate of Incorporation and Bylaws are attached to Schedule 5.1. The addresses of Company's operating locations and all of Company's additional places of business, and of all places where any of the tangible personal property of Company is now located, or has been located during the past 180 days, are correctly listed in Schedule 5.1. Except as set forth in Schedule 5.1, during the past five years, Company has not been known by or used, nor, to the best of Company's knowledge, has any prior owner of the Station been known by or used, any corporate, partnership, fictitious or other name in the conduct of the Station's business or in connection with the ownership, use or operation of the Station.

     5.2.  BINDING EFFECT.  The execution, delivery and performance by Company
           --------------
of this Agreement has been and Company Documents will be duly authorized by all necessary corporate action, and copies of those authorizing resolutions, certified by Company's Secretary shall be delivered to Buyer at Closing. No other corporate action by Company is required for Company's execution, delivery and performance of this Agreement or any of Company Documents. This Agreement has been duly and validly executed and delivered by Company to Buyer and constitutes a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, subject to bankruptcy, reorganization, fraudulent conveyance, insolvency, moratorium and similar laws relating to or affecting creditors, and other obligees' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

     5.3.  NO VIOLATION.  Except as set forth on Schedule 5.3, none of (i) the
           ------------
execution, delivery and performance by Company of this Agreement or any of Company Documents, (ii) the consummation of the Transaction, or (iii) Company's compliance with the terms or conditions hereof will, with or without the giving of notice or the lapse of time or both, conflict with, breach the terms or conditions of, constitute a default under, or violate (a) Company's articles of incorporation or bylaws, (b) any judgment, decree, order, consent, agreement, lease or other instrument (including any Material Contract, Sales Agreement or Trade Agreement) to which Company is a party or by which Company or its Business may be legally bound or affected, or (c) any law, rule, regulation or ordinance of any Governmental Authority applicable to Company or its Business or the operation of the Station.

     5.4.  GOVERNMENTAL AUTHORIZATIONS.  Except for the FCC Licenses listed on
           ---------------------------
Schedule 5.4, no licenses, permits, or authorizations from any Governmental Authority are required to own, use or operate the Station or to conduct the Business as currently operated and conducted by Company. The FCC Licenses are all the Commission authorizations held by Company with respect to the Station, and are all the Commission authorizations used in or necessary for the lawful operation of the Station as currently operated by Company. The FCC Licenses are in full force and effect, are subject to no conditions or restrictions other than those which appear on their face and are unimpaired by any acts or omissions of Company, Company's officers, employees or agents. Company has delivered true and complete copies of all FCC Licenses to Buyer. There is not pending or, to the Knowledge of Company, threatened, any action by or before the Commission or any other Governmental Authority to revoke, cancel, rescind or modify any of the FCC Licenses (other than proceedings to amend Commission rules of general applicability or otherwise affecting the broadcast industry generally), and there is not now issued, outstanding or pending or, to the Knowledge of Company, threatened, by or before the Commission or any other Governmental Authority, any order to show cause, notice of violation, notice of apparent liability, or notice of forfeiture or complaint against Company or otherwise with respect to the Station. The Station is operating in material compliance with all FCC Licenses, the Communications Act and the current rules, regulations, policies and practices of the Commission. The Commission's most recent renewals of the FCC Licenses were not challenged by any petition to deny or any competing application. Company has no knowledge of any material facts relating to it that, under the Communications Act or the current rules, regulations, policies and practices of the Commission may cause the Commission to deny Commission renewal of the FCC Licenses or deny Commission consent to the Transaction.

     5.5.  CONTRACTS.  Schedule 5.5 lists all Contracts on behalf of Company.
           ---------
Shareholder has provided Buyer copies of all such Contracts. The Contracts so furnished to Buyer have not been amended or terminated and are in full force and effect. Except for the Contracts listed on Schedule 5.5, as of the date hereof, Company is not a party to nor bound by any Material Contract.

     5.6.  INSURANCE.  Schedule 5.6 lists all insurance policies held by Company
           ---------
with respect to the Business and operation of the Station. Such insurance policies are in full force and effect, all premiums with respect thereto are currently paid and Company is in compliance with the terms thereof. Company has not received any notice from any issuer of any such policies of its intention to cancel, terminate, or refuse to renew any policy issued by it. Company will maintain the insurance policies listed on Schedule 5.6 in full force and effect through the Closing Date.

     5.7.  FINANCIAL STATEMENTS.
           --------------------

           (a) Shareholder has furnished Buyer with the audited Financial Statements for the fiscal year 1997 and the unaudited Financial Statements for the years, 1995 and 1996 as well as unaudited Financial Statements for June 30, 1998. The Financial Statements: (i) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved and as compared with prior periods; and (ii) fairly present Company's financial position, income, expenses, assets, liabilities, Shareholder's equity and the results of operations of the Station as of the dates and for the periods indicated. Since December 31, 1997, there has been no material adverse change in the business, assets, properties or condition (financial or otherwise) of the Business since the preparation of the most recent annual Financial Statement. No event has occurred and, Company has no knowledge that prior to Closing, any event will have occurred that would make such Financial Statements misleading in any respect.

           (b) Except as reflected in the balance sheets as of June 30, 1998, including the notes thereto or otherwise disclosed in this Agreement or the Schedules hereto, and except for the current liabilities and obligations incurred in the ordinary course of business of the Station (not including for this purpose any tort-like liabilities or breach of contract) since June 30, 1998, there exist no liabilities or obligations of Company, contingent or absolute, matured or unmatured, known or unknown. Except as set forth on
Schedule 5.7(b) since June 30, 1998, (i) Company has not made any contract, agreement or commitment or incurred any obligation or liability (contingent or otherwise), except in the ordinary course of business and consistent with past business practices, (ii) there has not been any discharge or satisfaction of any obligation or liability owed by Company, which is not in the ordinary course of business or which is inconsistent with past business practices, (iii) there has not occurred any sale of or loss or material injury to the Business, or any adverse material change in the Business or in the condition (financial or otherwise) of the Station, (iv) Company has operated the Business in the ordinary course and (v) Company has not increased the salaries or any other compensation of any of its employees or agreed to the payment of any bonuses. The monthly balance sheets (i) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved and as compared with prior periods; and (ii) fairly present Company's financial position, income, expenses, assets, liabilities, Shareholder's equity and the results of operations of the Station as of the dates and for the periods indicated, subject to year end adjustments which do not materially affect the operations of Company.

           (c) Company maintains only the bank accounts as shown in Schedule 5.7(c) and no other bank accounts of any kind. Buyer has been provided with bank statements, dated as indicated on Schedule 5.7(c), related to such accounts (the "Bank Statements"). Except as shown on such Bank Statements or on Schedule 5.7(c), and, with respect to items which have not cleared as of the last Bank Statements, as shown on the Company's cash receipts and disbursements journal, there have been no material receipts or disbursements, whether by cash or check, by the Company of any kind. Since the date of the last of the Bank Statements furnished to Buyer by the Company, no checks have been issued for any purpose other than in the ordinary course of business.

     5.8.  EMPLOYEES.  Except as otherwise listed in Schedule 5.8, (i) no
           ---------
employee of Company is represented by a union or other collective bargaining unit, no application for recognition as a collective bargaining unit has been filed with the National Labor Relations Board, and, to the Knowledge of Company, there has been no concerted effort to unionize any of Company's employees and
(ii) Company has no other written or oral employment agreement or arrangement, plan or policy with any Company employee, and no written or oral agreement concerning bonus, sick pay, termination, hospitalization, vacation pay, severance pay, or retiree medical coverage. As of this date there is not and at the time of Closing there will not be any consideration of whatever nature due and owing by Company or Shareholder to any employee or former employee of the Company, except as otherwise listed in Schedule 5.8. Included in Schedule 5.8 is a list of all persons currently employed at Company together with an accurate description of the terms and conditions of their respective employment as of the date of this Agreement. Company will promptly advise Buyer of any significant changes that occur prior to Closing with respect to such information.

     5.9.  EMPLOYEE BENEFIT PLANS.
           ----------------------

           (a) Except as described in Schedule 5.9, neither the Company nor any Affiliates (as defined below) have at any time established, sponsored, maintained, or made any contributions to, or been parties to any contract or other arrangement or been subject to any statute or rule requiring them to establish, maintain, sponsor, or make any contribution to, (i) any "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, and regulations thereunder ("ERISA")) ("Pension Plan"); (ii) any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) ("Welfare Plan"); or (iii) any deferred compensation, severance pay, fringe benefit, retiree medical, bonus, stock option, stock purchase, or other "employee benefit plan" within the meaning of ERISA Section 3(3), agreement, commitment, policy or arrangement whether oral or written, and whether provided through the purchase of insurance or otherwise ("Other Plan") for the benefit of any present or former officers, employees, agents, directors, or independent contractors of Company. Shareholder has delivered to Buyer true and complete copies of (1) each Pension Plan, Welfare Plan, and Other Plan (or, in the case of unwritten Other Plans, descriptions thereof), (2) the most recent annual report on Form 5500 filed with the Internal Revenue Service with respect to each Pension Plan, Welfare Plan, and Other Plan, including all schedules thereto and financial statements with attached opinions of independent accountants (if required by applicable law), (3) summary plan descriptions with respect to such plans, (4) each trust agreement and insurance or annuity contract relating to any Pension Plan, Welfare Plan, or Other Plan, (5) the most recent determination letter applicable to any such plan (if applicable). Except as set forth in Schedule 5.9, there are no negotiations, demands, or proposals that are pending or have been made which concern matters now covered, or that would be covered by plans, agreements, or agreements of the type discussed in this Section. Company and the Affiliates have no obligations or liabilities (whether accrued, absolute, contingent, or unliquidated, whether or not known, and whether due or to become due) with respect to any Pension Plan, Welfare Plan or Other Plan that is not listed in Schedule 5.9. There are no actions (other than routine claims for benefits) pending or, to the best of the Knowledge of the Company, threatened against such plans or their assets, or arising out of such plans, agreements or arrangements, and to the best of the Knowledge of Company, no facts exist which could give rise to any such actions. There are no investigations or audits by any Governmental Authority (including, but not limited to, the Internal Revenue Service or the Department of Labor) involving any Pension Plan, Benefit Plan, or Other Plan. No employee, officer or director of Company shall be entitled to any additional benefits (under a Pension Plan, Welfare Plan, or Other Plan) or any acceleration of the time of the payment or vesting of any Pension Plan as a result of the transactions contemplated by this Agreement. For purposes of this
Section 5.9, the term "Affiliate" shall include all persons under common control with Company within the meaning of Sections 4001(a)(14) or (b)(1) of ERISA or any regulations promulgated thereunder, or Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code").

           (b) Each plan or arrangement listed in Schedule 5.9 (and any related trust or insurance contract pursuant to which benefits under such plans or arrangements are funded or paid) has been administered in all respects in material compliance with its terms and in both form and operation is in compliance with applicable provisions of ERISA, the Code, the Consolidated Omnibus Budget Reconciliation Act of 1986 and regulations thereunder, and other applicable law. Each Pension Plan listed in Schedule 5.9 intended to be a tax-qualified plan has been determined by the Internal Revenue Service to be qualified under Section 401(a) and Section 501(a) of the Code, and nothing has occurred or been omitted since the date of the last such determination that resulted or could result in the revocation of such determination, and nothing has occurred that resulted or could result in such Pension Plan's being subject to the tax under Section 511 of the Code. Company and the Affiliates have made all required contributions or payments to or under each plan or arrangement listed in Schedule 5.9 on a timely basis and have made adequate provision for reserves to meet contributions and payments under such plans or arrangements that have not been made because they are not yet due.

           (c) The consummation of this Agreement (and the employment by Buyer of former employees of Company or any employees of an Affiliate) will not result in any carryover liability to Buyer for taxes, penalties, interest or any other claims resulting from any employee benefit plan (as defined in Section 3(3) of ERISA) or Other Plan. With respect to any Pension Plan, Welfare Plan, or Other Plan that is a "plan" within the meaning of Section 4975(e)(1) of the Code or an "employee benefit plan" within the meaning of Section 3(3) of ERISA, no "prohibited transaction" (within the meaning of Section 4975(c)(1) of the Code or Section 406 of ERISA) has occurred. In addition, Company and each

Affiliate make the following representations as to all of their Pension Plans:
(A) neither Company nor any Affiliate has become liable to the PBGC under ERISA under which a lien could attach to the assets of Company or an Affiliate; (B) Company and each Affiliate has not ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA; (C) neither Company nor any Affiliate has made or will make prior to Closing a complete or partial withdrawal from a multiemployer plan (as defined in Section 3(37) of ERISA) so as to incur withdrawal liability as defined in Section 4201, of ERISA, and (D) no Pension Plan of Company constitutes a "multiemployer plan," as defined in Section 3(37) of ERISA, and (E) no Pension Plan is subject to Title IV of ERISA, Section 302 of the ERISA, or Section 412 of the Code. All group health plans maintained by Company and each Affiliate have been operated in compliance with Section 4980B(f) of the Code. As of the Closing, no employee or qualified beneficiary of Company or Affiliate is receiving or is eligible to receive COBRA group health plan coverage under Section 4980B of the Code. Except to the extent required under Section 4980B of the Code and, pursuant to collective bargaining agreements, with respect to employees subject thereto who have retired, Company has no written health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employees of Company. Company has made no written agreements, covenants or commitments to provide retiree medical benefits, other than pursuant to collective bargaining agreement, that cannot be terminated at the discretion of the employer. To the best of the Knowledge of Company, there has been no act or omission by Company that has given rise to or may give rise to fines, penalties, taxes, or related charges under Section 502(c),(I), or (1) or Section 4071 of ERISA or Chapter 43 of the Code.

     5.10.  REAL PROPERTY.
            -------------

          Company has a valid lease to the real property described in Schedule
5.10 (hereinafter "Real Property"). Except as listed on Schedule 5.10, all of the Improvements, and all heating and air conditioning equipment, plumbing, electrical and other mechanical facilities, and the roof, walls and other structural components which are part of, or located in, such Improvements, are in good operating condition and repair, comply in all material respects with applicable zoning laws and the building, health, fire and environmental protection codes of all applicable governmental jurisdictions, and do not require any repairs other than normal routine maintenance to maintain them in good condition and repair. None of the Improvements have any structural defects. No portion of the Real Property described in Schedule 5.10 is the subject of any condemnation or eminent domain proceedings currently instituted or pending, and to the Knowledge of Company, no such proceedings are threatened. There are no condemnation, zoning or other land use regulations proceedings instituted or, to the Knowledge of Company, planned to be instituted, which would materially affect the use and operations of the Real Property for any lawful purpose, and Company has not received notice of any special assessment proceedings materially affecting the Real Property. The Real Property has direct and unobstructed access to all public utilities necessary for the uses to which the Real Property is currently devoted by Company.

     5.11.  ENVIRONMENTAL PROTECTION.
            ------------------------

            (a) There are no pending or, to the Knowledge of Company, threatened actions, suits, claims, legal proceedings or any other proceedings, arising from Company's or Shareholder's activities at or operation or occupation of the Real Property, based on or relating to Hazardous Substances or Environmental Law, or asserting any liabilities under Environmental Law against Company or the Station.

            (b) Seller has delivered to Buyer a copy of a Phase I Environmental Site Assessment that was completed on the WWBR Transmitter Site and dated December 13, 1996. Except as set forth in said report, Seller has no knowledge of any conditions which could reasonably give rise to claims, expenses, losses, liabilities, or governmental action against Buyer in connection with any Hazardous Substances present at or disposed of at or from the Real Property, including without limitation the following conditions arising out of, relating to, resulting from, or attributable to, the assets, business, or operations of Company at the Real Property: (i) the presence of any Hazardous Substances on the Real Property, the release or threatened release of any Hazardous Substances into the environment at or from the Real Property, or the migration or threatened migration of Hazardous Substances onto, into, above or under the Real Property; (ii) the off-site disposal of Hazardous Substances originating on or from the Real Property or the Business or operations of Company; (iii) the release or threatened release of any Hazardous Substances into any storm drain, sewer, septic system or publicly owned treatment works; or (iv) any noncompliance with federal, state or local requirements governing occupational safety and health, or presence or release in the air and water supply systems of the Real Property of any substances that pose a hazard to human health or an impediment to working conditions.

            (c) To the Knowledge of Company, Company is not under any obligation, is not liable for, and has not been threatened with any obligation or liability under Environmental Law for any investigation, corrective action, remediation or monitoring of Hazardous Substances in, on, over under or at the Real Property. None of the Real Property is listed or proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.(S)9601 et seq., or any similar inventory of sites requiring investigation or remediation maintained by any state. Company has not received any notice, whether oral or written, from any Governmental Authority or third party of any actual or threatened liabilities under Environmental Law with respect to the Real Property, the Station, or the conduct of Company's business.

            (d) Company has provided to Buyer all environmental reports, assessments, audits, studies, investigations, data and other written environmental information in its custody, possession or control concerning the Real Property.

            (e) The operation of the Station does not cause or result in exposure of workers or the general public to levels of radio frequency radiation in excess of the standards adopted by the FCC in 1996 and explained in OET Bulletin 65, Edition 97-01.

     5.12.  COMPLIANCE WITH LAW.  There is no outstanding complaint, citation,
            -------------------
or notice issued by any Governmental Authority asserting that Company is in violation of any law, regulation, rule, ordinance, order, decree or other material requirement of any Governmental Authority (including any applicable statutes, ordinances or codes relating to zoning and land use, health and sanitation, environmental protection, occupational safety and the use of electric power) affecting the Business or operations of the Station, and subject to disclosures in the schedules hereto, Company is in material compliance with all such laws, regulations, rules, ordinances, decrees, orders and requirements. Without limiting the foregoing:

            (a) The Station's transmitting and studio equipment is in material respects operating in accordance with the terms and conditions of the FCC Licenses, all underlying construction permits, and the rules, regulations, practices and policies of the Commission, including all requirements concerning equipment authorization and human exposure to radio frequency radiation.

            (b) Company has, in the conduct of the Business, materially complied with all applicable laws, rules and regulations relating to the employment of labor, including those concerning wages, hours, equal employment opportunity, collective bargaining, pension and welfare benefit plans, and the payment of social security and similar taxes, and Company is not liable for any arrears of wages or any tax penalties due to any failure to comply with any of the foregoing.

            (c) All ownership reports, employment reports, and other material documents required to be filed by Company with the Commission or other Governmental Authority have been filed; such reports and filings are accurate and complete in all material respects; such items as are required to be placed in the Station's local public inspection files have been placed in such files; all proofs of performance and measurements that are required to be made by Company with respect to the Station's transmission facilities have been completed and filed at the Station; and all information contained in the foregoing documents is true, complete and accurate.

            (d) Company has paid to the Commission the regulatory fees due for the FCC Licenses for the years 1994-98.

     5.13.  LITIGATION.  Except for proceedings affecting radio broadcasters
            ----------
generally and except as set forth on Schedule 5.13, there is no litigation, complaint, investigation, suit, claim, action or proceeding pending, or to the Knowledge of Company, threatened before or by the Commission, any other Governmental Authority, or any arbitrator or other person or entity relating to the Business or the operations of the Station. Except as set forth on Schedule 5.13, there is no other litigation, action, suit, complaint, claim, investigation or proceeding pending, or to the Knowledge of Company, threatened that may give rise to any claim against the Business or Shares or adversely affect Company's ability to consummate the Transaction as provided herein. Company is not aware of any facts that could reasonably result in any such proceedings.

     5.14.  INSOLVENCY PROCEEDINGS.  No insolvency proceedings of any character,
            ----------------------
including bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Company, the Business or the Station are pending or, to the Knowledge of Company, threatened. Company has not made an assignment for the benefit of creditors.

     5.15.  SALES AGREEMENTS. Except as set forth in Schedule 5.15, the Sales
            ----------------
Agreements in existence on the date hereof have been entered into in the ordinary course of the Business, at rates consistent with Company's usual past practices and each Sales Agreement is for a term no longer than 10 weeks or, if longer, is terminable by the Company upon not more than 15 days notice.

     5.16.  LIABILITIES.  There are no known liabilities or obligations of
            -----------
Company relating to the Business or the Station, whether related to tax or non-tax matters, due or not yet due, except as and to the extent set forth on the most recent Financial Statements described in Section 5.7.

     5.17.  SUFFICIENCY OF ASSETS.  The assets of the Business are and, on the
            ---------------------
Closing Date will be, sufficient to conduct the operation and business of the Station in the manner in which they have been conducted and are being conducted as of the date of this Agreement provided Buyer enters into leases for the WWBR(FM) Transmitter Site and Studio Site currently being used by the Station to conduct its operations.

     5.18.  CERTAIN INTERESTS AND RELATED PARTIES.  Except as set forth in
            -------------------------------------
Schedule 5.18, (i) no Shareholder has any material interest in any assets used in or pertaining to the Business, nor is indebted or otherwise obligated to Company; (ii) Company is not indebted or otherwise obligated to any Shareholder or others except for amounts due under normal arrangements as to salary or reimbursement of ordinary business expenses not unusual in amount or significance; (iii) neither Company nor any Shareholder, officer or director of Company has any interest whatsoever in any corporation, firm, partnership or other business enterprise which has had any business transactions with Company relating to the Business or the Station; and (iv) no Shareholder of Company has entered into any transaction with Company relating to the Business or the Station. Except as disclosed on Schedule 5.18, the consummation of the transactions contemplated by this Agreement will not (either alone, or with the occurrence of any termination or constructive termination of any arrangement, or with the lapse of time, or both) result in any benefit or payment (severance or other) arising or becoming due from Company to Shareholder.

     5.19.  TAXES.  The Company has timely filed with all appropriate
            -----
Governmental Authority all federal, state, commonwealth, foreign, local, and other tax or information returns and tax reports (including, but not limited to, all income tax, unemployment compensation, social security, payroll, sales and use, profit, excise, privilege, occupation, property, ad valorem, franchise, license, school and any other tax under the laws of the United States or of any state or any municipal entity or of any political subdivision with valid taxing authority) due for all periods ended on or before the date hereof or to become due before the Closing Date. Company has paid in full all federal, state, commonwealth, foreign, local and other governmental taxes, estimated taxes, interest, penalties, assessments and deficiencies (collectively, "Taxes") including interest and penalties in connection with the foregoing which have become due pursuant to such returns or without returns or pursuant to any assessments received by Company. Such returns and forms are true, correct and complete in all material respects, and Company has no liability for any Taxes in excess of the Taxes shown on such returns. Company is not a party to any pending action or proceeding and, to the Knowledge of Company, there is no action or proceeding threatened by any Governmental Authority against Company for assessment or collection of any Taxes, and no unresolved claim for assessment or collection of any Taxes has been asserted against Company.

     5.20.  BROKER.  There is no broker or finder or other person who would have
            ------
any valid claim against any of the parties to this Agreement for a commission or brokerage fee or payment in connection with this Agreement or the transactions contemplated hereby as a result of any agreement of or action taken by Company or Shareholder.

     5.21.  SUBSIDIARIES.  The Company does not have any subsidiaries, does not
            ------------
hold title to the stock of any other corporation, is not a party to any joint venture agreement and does not have an interest in any general or limited partnership or any other entity.

     5.22.  STOCK. The authorized capital stock of Company consists of 400
            -----
shares of Common Stock and 1,050 shares of Preferred Stock. There are 400 shares of issued and outstanding Common Stock all of which are owned by Shareholder, and 1,050 shares of issued and outstanding Preferred Stock. These 1,050 shares of Preferred Stock shall be redeemed by Company simultaneously with the Closing and therefore will be Company treasury stock as of the Closing. Except as described herein, there are no other shares of capital stock of the Company either authorized or issued. At the Closing, Buyer will acquire good and marketable title to and complete ownership of the Shares, free and clear of any Encumbrance. There are no outstanding stock options or stock appreciation rights granted by Company exercisable now or in the future. Except as set forth on
Schedule 5.22, Company has no outstanding subscriptions, warrants, calls, commitments or agreements to issue or to repurchase any shares of its stock or other securities, including any right of conversion or exchange under any outstanding security or other instrument. There are no unsatisfied preemptive rights in respect of the Shares.

     5.23.  PROPERTY.  Schedule 5.23 lists the tangible personal property of
            --------
Company. Except for capital leases listed in Schedule 5.23, Company has and will have at Closing good, marketable and indefeasible title to all of its assets, free and clear of all Encumbrances of any nature whatsoever, except for taxes, assessments, governmental charges or levies on its property, which such assessments, governmental charges or levies shall not at the time be due and delinquent except as permitted by agreement between the parties. Except as disclosed separately in Schedule 5.23, the assets currently used in the Business are in working condition and are in operation and use in the ordinary course of the Business and are sufficient for the operation of the Business as currently conducted.

     5.24.  CORPORATE RECORDS.  The corporate records of Company have been made
            -----------------
available to Buyer and accurately represent the status of Company.

     5.25.  DIVIDENDS AND OTHER DISTRIBUTIONS. There has been no dividend or
            ---------------------------------
other distribution by Company of cash, assets or securities of the Company whether consisting of money, property or any other thing of value, declared, issued or paid subsequent to June 30, 1998.

     5.26.  PROMOTIONAL RIGHTS.  The Intellectual Property set forth on Schedule
            ------------------
5.26 includes all call signs and trademarks that Company holds title to and that are used to promote or identify the Station. Except as set forth on Schedule 5.26, Company has no Knowledge of any infringement or unlawful or unauthorized use of those promotional rights, including the use of any call sign, slogan or logo by any broadcast or cable Station in the metropolitan Detroit area that may be confusingly similar to those currently used by the Station. Except as set forth on Schedule 5.26, to the Knowledge of Company, the operations of the Station do not infringe, and no one has asserted to Company that such operations infringe, any copyright, trademark, trade name, service mark or other similar right of any other party.

     5.27.  INDEBTEDNESS.  As of Closing, Company will have no Indebtedness and
            ------------
except as set forth in Schedule 5.23, there will be no Encumbrances on its assets.

     5.28.  NO MISLEADING STATEMENTS.  No provision of this Agreement relating
            ------------------------
to Company, the Business, or Station or any other document, Schedule, Exhibit or other information furnished by Company to Buyer in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated in order to make the statement, in light of the circumstances in which it is made, not misleading. In connection with the preparation of this Agreement and the documents, descriptions, opinions, certificates, Exhibits, Schedules or written material prepared by Company and appended hereto or delivered or to be delivered hereunder, Shareholder represents and warrants that it has disclosed, and agree it will continue to disclose to Buyer, any fact so as to ensure the continuing accuracy of the representations and warranties contained in this Section 5. All Exhibits and Schedules attached hereto are materially accurate and complete as of the date hereof.

6.0  REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDER REGARDING THE
     ----------------------------------------------------------------------
SHARES.    Shareholder hereby makes to and for the benefit of Buyer, the
------
following representations, warranties and covenants:

     6.1.   BINDING EFFECT.    This Agreement has been duly and validly executed
            ---------------
and delivered by Shareholder to Buyer, Shareholder has the authority to enter into and to execute this Agreement without further action or approval of any party or Governmental Authority and it constitutes a legal, valid and binding obligation of Shareholder, enforceable against it in accordance with its terms, subject to bankruptcy, reorganization, fraudulent conveyance, insolvency, moratorium and similar laws relating to or affecting creditors, and other obligees' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

     6.2.   NO VIOLATION.   None of (i) the execution, delivery and performance
            ------------
by Shareholder of this Agreement or any of Company Documents, (ii) the consummation of the Transaction, or (iii) Shareholder's compliance with the terms or conditions hereof will, with or without the giving of notice or the lapse of time or both, conflict with, breach the terms or conditions of, constitute a default under, or violate (a) organizational documents governing Shareholder, (b) any judgment, decree, order, consent, agreement, lease or other instrument to which Shareholder is a party or by which Shareholder may be legally bound or affected, or (c) any law, rule, regulation or ordinance of any Governmental Authority applicable to Shareholder.

     6.3.   OWNERSHIP OF STOCK.    Shareholder holds title to 400 shares of
            ------------------
Common Stock. Such Shares are owned free and clear of any Encumbrances. The Shares are validly issued, fully paid and nonassessable. There are no outstanding stock options or stock appreciation rights granted by Shareholder to any person or entity exercisable now or in the future. All Shares owned by Shareholder shall be delivered to Buyer at Closing duly endorsed in blank. Except as disclosed in Schedule 6.3, no Shareholder has any outstanding subscriptions, warrants, calls, commitments or agreements to issue or to repurchase any shares of its stock or other securities, including any right of conversion or exchange under any outstanding security or other instrument.
There are no unsatisfied preemptive rights to which Shareholder is entitled and any preemptive rights accorded Shareholder pursuant to the Certificate of Incorporation or any other corporate document is hereby forever waived by Shareholder for purposes of this Agreement. There are no Encumbrances on the Shares.

     6.4.   COOPERATION. Shareholder acknowledges that this Agreement requires
            -----------
that Company take or refrain from taking certain actions. Shareholder agrees to take those steps which are necessary to cause Company to take or refrain from taking those actions.

7.0  BUYER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.    Buyer hereby makes to
     -------------------------------------------------
and for the benefit of Company and Shareholder, the following representations, warranties and covenants:

     7.1.  EXISTENCE AND POWER.    Buyer is a corporation duly organized,
           -------------------
validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to assume and perform this Agreement.

     7.2.  BINDING EFFECT.    The execution, delivery and performance by Buyer
           --------------
of this Agreement, and each other document, agreement and instrument to be executed and delivered by Buyer in connection with this Agreement (collectively, the "Buyer Documents") has been or will be duly authorized by all necessary corporate action, and copies of those authorizing resolutions, certified by Buyer's Secretary shall be delivered to Company at Closing. No other corporate action by Buyer is required for Buyer's execution, delivery and performance of this Agreement or any of the Buyer Documents. This Agreement has been, and each of the Buyer Documents will be, duly and validly executed and delivered by Buyer to Shareholder and constitutes a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, subject to bankruptcy, reorganization, fraudulent conveyance, insolvency, moratorium and similar laws relating to or affecting creditors' and other obligees' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

     7.3.   NO VIOLATION.    None of (i) the execution, delivery and performance
            ------------
by Buyer of this Agreement or any of the Buyer Documents, (ii) the consummation of the Transaction, or (iii) Buyer's compliance with the terms and conditions hereof will, with or without the giving of notice or the lapse of time or both, conflict with, breach the terms or conditions of, constitute a default under, or violate (a) Buyer's certificate of incorporation or by-laws or (b) any judgment, decree, order, consent agreement, lease or other instrument to which Buyer is a party or by which Buyer is legally bound, provided, that, Buyer must obtain an
                                          --------  ----
opinion from a nationally recognized investment bank that the purchase of the Shares is fair to Buyer ("Fairness Opinion").

     7.4.   LITIGATION.    There is no litigation, action, suit, complaint,
            ----------
proceeding or investigation, pending or, to the Knowledge of Buyer, threatened that may adversely affect Buyer's ability to consummate the Transaction as provided herein. Buyer is not aware of any facts that could reasonably result in any such proceedings.

     7.5.   LICENSEE QUALIFICATIONS.    To the Knowledge of Buyer there is no
            -----------------------
fact that would, under the rules and regulations of the Commission, disqualify Buyer from being the transferee of the Shares or the owner and operator of the Station. Should Buyer become aware of any such fact, it will so inform Company, and Buyer will use commercially reasonable efforts to remove any such disqualification. Buyer will not take any action that Buyer knows, or has reason to believe, would result in such disqualification.

     7.6.   BROKER.  Buyer has not incurred any obligation for any finder's or
            ------
broker's or agent's fees or commissions or similar compensation in connection with the Transaction contemplated hereby for which Company or Shareholder may have any liability or obligation.

8.0  COVENANTS WITH RESPECT TO CONDUCT OF THE COMPANY AND SHAREHOLDER.
     ----------------------------------------------------------------

     8.1.   ACCESS.    Between the date hereof and the Closing Date, Company
            ------
shall give Buyer and representatives of Buyer reasonable access to the Business, the Station, the employees of Company and the books and records of Company relating to the Business and the operation of the Station. It is expressly understood that, pursuant to this Section, Buyer, at its expense, shall be entitled to conduct such engineering inspections of the Station, surveys of the Studio Site and the WWBR(FM) Transmitter Site and such reviews of Company's financial records as Buyer may desire, so long as the same do not unreasonably interfere with Company's operation of the Business. No inspection or investigation made by or on behalf of Buyer, or Buyer's failure to make any inspection or investigation, shall affect Shareholder's representations, warranties and covenants hereunder or be deemed to constitute a waiver of any of those representations, warranties and covenants.

     8.2.   MATERIAL ADVERSE CHANGES; FINANCIAL STATEMENTS.    Through the
            ----------------------------------------------
Closing Date:

            (a) Shareholder or Company shall promptly notify Buyer of any event of which they obtain knowledge which has caused or is likely to cause a material adverse change to the Business.

            (b) Shareholder or Company shall furnish to Buyer (i) monthly Financial Statements for Company and (ii) such other reports as Buyer may reasonably request relating to Company. Each of the financial statements delivered pursuant to this Section 8.2(b) shall be prepared in accordance with GAAP consistently applied during the periods covered (except as disclosed therein).

            (c) Shareholder or Company shall promptly furnish to Buyer all Tax Returns or excerpts thereof filed with any Governmental Authority relating to Company.

     8.3.   CONDUCT OF BUSINESS.   Between the date that this Agreement is
            -------------------
executed and the Closing Date, Shareholder and Company covenant and agree that neither Company nor Shareholder shall without the prior written consent of
Buyer:

            (a) conduct the Business in any manner except in the ordinary course consistent with past practices;

            (b) issue, sell or deliver, transfer, split, reclassify, combine or otherwise adjust, or pledge any stock, bonds or other securities of which Company is the issuer (whether authorized and unissued or held in treasury), or grant or issue any options, warrants or other rights (including convertible securities) calling for the issue thereof;

            (c) borrow any funds or incur, assume or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability (absolute or contingent), except with respect to trade payables arising in the ordinary course of business and consistent with past amounts and practice;

            (d) mortgage or pledge any of Company's assets, tangible or intangible;

            (e) except in the ordinary course of business, sell, lease, exchange or otherwise transfer, or agree to sell, lease, exchange or otherwise transfer, any of Company's assets, property or rights or cancel any debts or claims;

            (f) grant any right of first refusal, option or similar contract to purchase any of the assets, property or rights used in the Business or held by Company;

            (g) except in the ordinary course of business or as required by Law, make or agree to any material amendment to any FCC License relating to the Business or to which Company is a party;

            (h) except as required by law, adopt any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, severance or other employee benefit plan, payment or arrangement or enter into any employment, consulting or management contract;

            (i) grant any increase in pay or bonuses to any employees of the Station;

            (j) merge or consolidate with any other corporation, acquire control of any other corporation or business entity, or take any steps incident to, or in furtherance of, any of such actions, whether by entering into an agreement providing therefore or otherwise;

            (k) make any tax election inconsistent with past practice or Buyer's interests, or except as required by Law or GAAP, make any material alteration in the manner of keeping its books, accounts or records, or in the accounting practices therein reflected;

            (l) solicit, either directly or indirectly, initiate, encourage or accept any offer for the purchase or acquisition of the Business, Company or any of their respective assets by any party other than Buyer;

            (m) set aside or pay any dividend or make any distribution in respect of the Shares or make any other distributions of Company's assets, whether consisting of money, property or any other thing of value;

            (n) amend or alter the Certificate of Incorporation or Bylaws or other charter documents of Company;

            (o) enter into, extend (except as required by the terms thereof) or amend any Contract;

            (p) except for an agreement to redeem the 1,050 shares of Preferred Stock, enter into any other transactions involving liabilities or obligations of more than $10,000 on the part of Company;

            (q) terminate without comparable replacement or fail to renew any insurance coverage applicable to the assets or properties of Company;

            (r) compromise or settle any claims or rights for or having a value, in excess of $10,000;

            (s) take any action or fail to take any action that would cause the Company or Shareholder to breach the representations, warranties and covenants contained in this Agreement;

            (t) make any charitable contributions in excess of Three Hundred Thousand Dollars ($300,000);

            (u) disburse in any manner any proceeds in excess of $5,000 from the sale of the Company's assets;

            (v) create any Accounts Receivable that are not bona fide or settle
                                                            ---- ----
or compromise any Accounts Receivable except in the ordinary course of business and consistent with past practice; or

            (w) enter into any transaction which would constitute an Accounts Payable except in the ordinary course of business and consistent with past practice.

     8.4.  DAMAGE.
           ------

          (A)  RISK OF LOSS.    The risk of loss or damage, confiscation or
               ------------
condemnation of the Business, the Station and all associated assets shall be borne by Company at all times prior to Closing. In the event of material loss or damage, Company shall promptly notify Buyer thereof and use its best efforts to repair, replace or restore the lost or damaged property to its former condition as soon as possible. If the cost of repairing, replacing or restoring any lost or damaged property is Fifty Thousand Dollars ($50,000) or less, and Company has not repaired, replaced or restored such property prior to the Closing Date, Closing shall occur as scheduled and Buyer may deduct from the Purchase Price paid at Closing the amount necessary to restore the lost or damaged property to its former condition net of any insurance proceeds paid or expected to be paid in connection therewith which are delivered to Buyer. If the cost to repair, replace, or restore the lost or damaged property exceeds Fifty Thousand Dollars ($50,000), and Company has not repaired, replaced or restored such property prior to the Closing Date to the satisfaction of Buyer, Buyer may, at its option:

               (1) elect to consummate the Closing in which event Buyer may deduct from the Purchase Price paid at Closing the amount necessary to restore the lost or damaged property to its former condition in which event notwithstanding any other provision contained herein to the contrary, Shareholder shall be entitled to all proceeds under any applicable insurance policies with respect to such claim; or

               (2) elect to postpone the Closing, with prior consent of the Commission if necessary, for such reasonable period of time (not to exceed ninety (90) days) as is necessary for Company to repair, replace or restore the lost or damaged property to its former condition.

               If, after the expiration of such extension period the lost or damaged property has not been fully repaired, replaced or restored to Buyer's satisfaction, Buyer may terminate this Agreement, in which event the Initial Escrow Deposit and all interest earned thereon shall be returned to Buyer and the parties shall be released and discharged from any further obligation hereunder, except that Buyer shall be entitled to demand current payment of the Contingent Liability.

          (B)  FAILURE OF BROADCAST TRANSMISSIONS.  Company shall give prompt
               ----------------------------------
written notice to Buyer if any of the following (a "Specified Event") shall occur and continue for a period of more than four (4) hours: (i) the transmission of regular broadcast programming of the Station in the normal and usual manner is interrupted or discontinued; or (ii) the Station is operated at less than its licensed antenna height above average terrain or at less than eighty percent (80%) of its licensed effective radiated power. If, prior to Closing, the Station has not operated at its licensed operating parameters for more than thirty-six (36) hours (or, in the event of force majeure or utility failure
                                           ----- -------
affecting generally the market served by the Station, ninety-six (96) hours), whether or not consecutive, during any period of thirty (30) consecutive days, or if there are three (3) or more Specified Events each lasting more than four
(4) consecutive hours, then Buyer may, at its option: (i) terminate this Agreement, or (ii) proceed in the manner set forth in Section 8.4(a)(1) or 8.4(a)(2). In the event of termination of this Agreement by Buyer pursuant to this Section, the Initial Escrow Deposit together with all interest accrued thereon shall be returned to Buyer and the parties shall be released and discharged from any further obligation hereunder, except that Buyer shall be entitled to demand current payment of the Contingent Liability.

          (C)  RESOLUTION OF DISAGREEMENTS.  If the parties are unable to
               ---------------------------
agree upon the extent of any loss or damage, the cost to repair, replace or restore any lost or damaged property, the adequacy of any repair, replacement, or restoration of any lost or damaged property, or any other matter arising under this Section, the disagreement shall be referred promptly to a qualified consulting communications engineer mutually acceptable to Company and Buyer who is a member of the Association of Federal Communications Consulting Engineers, whose decision shall be final, and whose fees and expenses shall be paid one-half each by Company, or by Shareholder if such resolution is initiated after the Closing, and Buyer.

     8.5. ADMINISTRATIVE VIOLATIONS. If Company receives any finding, order,
          -------------------------
complaint, citation or notice prior to Closing which states that any aspect of the Business' operation violates or may violate any rule, regulation or order of the Commission or of any other Governmental Authority (an "Administrative Violation"), including, any rule, regulation or order concerning environmental protection, the employment of labor or equal employment opportunity, Company shall promptly notify Buyer of the Administrative Violation, use its commercially reasonable efforts to remove or correct the Administrative Violation, and be responsible prior to Closing for the payment of all costs associated therewith, including any fines or back pay that may be assessed.

     8.6.  CONTROL OF STATION.  The Transaction shall not be consummated until
           ------------------
after the Commission has given its written consent thereto and between the date of this Agreement and the Closing Date, Shareholder shall control, supervise and direct the operation of the Station.

     8.7.  COOPERATION WITH RESPECT TO FINANCIAL AND TAX MATTERS.  Between the
           -----------------------------------------------------
date hereof and the Closing Date, Company, its Shareholder, officers, directors and employees shall cooperate and Company shall cause its independent accounting firm to cooperate with Buyer for the purpose of preparing Financial Statements reviewed by Buyer's independent accountants for purposes of including such statements in any reports filed by Buyer with any Governmental Authority. Buyer shall be permitted to disclose the audited Financial Statements for 1997 and the unaudited Financial Statements for the years 1995 and 1996 as well as unaudited Financial Statements for June 30, 1998, in any reports filed by the Buyer with any Governmental Authority.

     8.8.  CLOSING OBLIGATIONS.  Company and Shareholder shall make commercially
           -------------------
reasonable efforts to satisfy the conditions precedent to Closing.

     8.9.  ENVIRONMENTAL ASSESSMENT.  Within thirty (30) days after filing the
           ------------------------
Transfer of Control Application, Buyer may retain, at its expense, an environmental assessment firm to perform a Phase I and Phase II Environmental Assessment of the Real Property. Company and Shareholder agree to cooperate and Company agrees to cause its officers, directors, employees, agents and representatives to cooperate with Buyer and such firm in performing such Environmental Assessment. Buyer shall provide a copy of such Environmental Assessment to Company and Shareholder but such delivery shall not relieve Shareholder of any obligation with respect to any representation, warranty or covenant in this Agreement or waive any condition to Buyer's obligations under this Agreement. If the Environmental Assessment shows the presence of any additional condition other than as set forth in the Phase I Environmental Site Assessment referred to in Section 5.11(b) hereof, that must be cured or removed at a cost in excess of Ten Thousand Dollars ($10,000),then Buyer may terminate this Agreement, in which event the Initial Escrow Deposit and all interest earned thereon shall be returned to Buyer and the parties shall be released and discharged from any further obligation hereunder, except that Buyer shall be entitled to demand current payment of the Contingent Liability.

9.0  CONDITIONS PRECEDENT.
     --------------------

     9.1.  MUTUAL CONDITIONS.  The respective obligations of Buyer, Shareholder
           -----------------
and Company to consummate the Transaction are subject to the satisfaction of each of the following conditions:

           (A)  APPROVAL OF TRANSFER OF CONTROL APPLICATION.  The Commission
                -------------------------------------------
shall have granted the Transfer of Control Application, and such grant shall be in full force and effect on the Closing Date.

           (B)  ABSENCE OF LITIGATION.  As of the Closing Date, no litigation,
                ---------------------
action, suit or proceeding enjoining, restraining or prohibiting the consummation of the Transaction shall be pending before any court, the Commission or any other Governmental Authority or arbitrator; provided, however,
                                                              --------  -------
that this Paragraph may not be invoked by a party if any such litigation, action, suit or proceeding was solicited or encouraged by, or instituted as a result of any act or omission of, such party.

     9.2.  ADDITIONAL CONDITIONS TO BUYER'S OBLIGATION.
           -------------------------------------------

     In addition to the satisfaction of the mutual conditions contained in
Section 9.1, the obligation of Buyer to consummate the Transaction is subject, at Buyer's option, to the satisfaction or waiver by Buyer of each of the following conditions:

           (A)  REPRESENTATIONS AND WARRANTIES.   The representations and
                ------------------------------
warranties of Company and Shareholder to Buyer shall be true, complete, and correct in all material respects as of the Closing Date with the same force and effect as if then made, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true in all material respects as of such date.

           (B)  COMPLIANCE WITH CONDITIONS.  All of the terms, conditions and
                --------------------------
covenants to be complied with or performed by Company and Shareholder on or before the Closing Date under this Agreement and Company Documents shall have been duly complied with and performed in all material respects.

           (C)  DISCHARGE OF LIENS.
                ------------------

                (1) Company shall have obtained and delivered to Buyer, at Company's expense, at least 10 days prior to Closing, a report prepared by C.T. Corporation System (or similar firm reasonably acceptable to Buyer) showing the results of searches of lien, tax, judgment and litigation records in the State of Michigan and Macomb, Oakland and Wayne Counties, demonstrating that Company, Real Property, Shares and Business are free and clear of all Encumbrances except for Encumbrances to be discharged at Closing using the proceeds from the Purchase Price and that there are no judgments or pending litigation. The record searches described in the report shall have taken place no more than 15 days prior to the Closing Date.

               (2) Subject to using a portion of the Purchase Price for payment of all Indebtedness of the Company, Company shall have no Indebtedness and shall have received a certificate, dated the Closing Date, and signed by the President of Company to the effect that Company has no Indebtedness. Buyer shall also have received such releases and UCC termination statements as are necessary to discharge of any Indebtedness.

          (D)  THIRD-PARTY CONSENTS.   Company shall have obtained any requisite
               --------------------
third-party consents and approvals for Material Contracts which may be necessary to consummate the Transaction.

          (E)  ESTOPPEL CERTIFICATES. Subject to disclosures on Schedule 9.2(e),
               ---------------------
at Closing Company shall deliver to Buyer a certificate executed by the other party to each Material Contract, dated no more than 15 days prior to the Closing Date, stating (i) that such Contract is in full force and effect and has not been amended or modified; (ii) the date to which all rent and/or other payments due thereunder have been paid; (iii) that Company is not in breach or default under such Material Contract, and that no event has occurred that, with notice or the passage of time or both, would constitute a breach or default thereunder by Company.

          (F)  NO MATERIAL ADVERSE CHANGE.  Neither the Station nor the Business
               --------------------------
shall have suffered a material adverse change since the date of this Agreement, and there shall have been no changes since the date of this Agreement in the business, operations, condition (financial or otherwise), properties, assets or liabilities of Company, except changes specifically required by this Agreement and changes which are not (either individually or in the aggregate) materially adverse to Company, the Business or the Station.

          (G)  FINANCIAL STATEMENTS.  The financial information set forth in the
               --------------------
Station's Financial Statements for the year ending December 31, 1997, and for the period ending thirty (30) days prior to the Closing Date fairly and accurately reflect the financial performance and results of operation of the Business for those periods.

          (H)  CASH AND ACCOUNTS RECEIVABLE CALCULATION.  Company shall have
               ----------------------------------------
delivered to Buyer at least five (5) days prior to Closing, a pre-closing balance sheet as of a date which is no more than fifteen (15) days before the Closing Date which includes a good faith estimate calculated in accordance with the Company's normal and customary practice of the Company's Accounts Receivable and cash balance as of the Closing, which such Accounts Receivable and cash shall remain with Company at Closing.

          (I)  SALES AND CUSTOMER INFORMATION.  The sales and customer
               ------------------------------
information provided are accurate and complete in all material respects.

          (J)  OPINION OF COMPANY'S COUNSEL. At Closing, Company and Shareholder
               ----------------------------
shall deliver to Buyer the written opinion or opinions of Company's counsel, dated the Closing Date, in scope and form satisfactory to Buyer, to the following effect:

               (1) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to enter into and perform this Agreement.

               (2) This Agreement has been duly executed and delivered by Shareholder and such action has been duly authorized by all necessary corporate action. This Agreement constitutes the legal, valid, and binding obligation of the Shareholder, enforceable against Company and Shareholder in accordance with its terms subject to bankruptcy, reorganization, fraudulent conveyance, insolvency, moratorium and similar laws relating to or affecting creditors' and other obligees' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

               (3)  None of (i) the execution and delivery of this Agreement,
(ii) the consummation of the Transaction, or (iii) compliance with the terms and conditions of this Agreement will, with or without the giving of notice or lapse of time or both, conflict with, breach the terms and conditions of, constitute a default under, or violate Company's certificate of incorporation or bylaws, any law, rule, regulation or other requirement of any Governmental Authority, or any judgment, decree, order, agreement, lease or other instrument known to counsel to which Company or

Shareholder is a party or by which Company, or Shareholder, the Business or the Station, may be bound or affected.

               (4) To such counsel's knowledge, based on a search of court dockets as shall be reasonably satisfactory to Buyer's counsel, no suit, action, claim or proceeding is pending or threatened that questions or may affect the validity of any action to be taken by Company pursuant to this Agreement or that seeks to enjoin, restrain or prohibit Company from carrying out the Transaction.

               (5) To such counsel's knowledge, based on a search of court dockets as shall be reasonably satisfactory to Buyer's counsel, there is no outstanding judgment, or any suit, action, claim or proceeding pending, threatened or deemed by Company's counsel to be probable of assertion, or any governmental proceeding or investigation in progress (other than proceedings affecting radio broadcasters generally) that could reasonably be expected to have an adverse effect upon Company, the Business or upon the business or operations of the Station after Closing.

               (6) Company is the authorized legal holder of the FCC Licenses, the FCC Licenses are in full force and effect, and the FCC Licenses are not the subject of any pending license renewal application. The FCC Licenses set forth on Schedule 5.4 constitute all FCC licenses and authorizations issued in connection with the operation of the Station and are the only such licenses and authorizations required for the operation of the Station, as currently operated. There are no applications pending before the Commission with respect to the Station.

               (7) The Commission has consented to the assignment of the FCC Licenses to Buyer and that consent is in full force and effect on the Closing Date.

               (8) To the best of such Counsel's knowledge, there is no Commission investigation, notice of apparent liability or order of forfeiture, pending or outstanding against the Station, or any complaint, petition to deny or proceeding against or involving Company or the Station pending before the Commission.

               (9) Shareholder holds title to 400 shares of Common Stock and such Shares are owned free and clear of any Encumbrances. The Shares are validly issued, fully paid and nonassessable. The Shares represent all the issued and outstanding capital stock of the Company. There are no outstanding stock options or stock appreciation rights granted by any Shareholder or

Company to any person or entity exercisable now or in the future. Shareholder has no outstanding subscriptions, warrants, calls, commitments or agreements to issue or to repurchase any shares of its stock or other securities, including any right of conversion or exchange under any outstanding security or other instrument. There are no unsatisfied preemptive rights to which Shareholder is entitled and any preemptive rights accorded Shareholder pursuant to the Certificate of Incorporation shall be waived for purposes of this Agreement.

               The foregoing opinions shall be for the benefit of and may be relied on by Buyer and Buyer's lenders. In rendering such opinions, Company's counsel may rely upon such corporate records of Company and such certificates of public officials and officers of Company.

          (K)  PREFERRED STOCK. Shareholder shall have redeemed the 1,050 shares
               ---------------
 of Preferred Stock and all such obligations to be satisfied in exchange for such redemption shall have been satisfied in full.

          (L)  CLOSING DOCUMENTS.  At the Closing, Company and Shareholder shall
               -----------------
deliver to Buyer (i) such instruments of conveyance as are necessary to vest in Buyer title to the Shares, all of which documents shall be dated as of the Closing Date, duly executed by Company and/or Shareholder and in form acceptable to Buyer; (ii) a certificate, dated the Closing Date, executed by Company's President certifying as to those matters set forth in Section 9.2(a) and (b);
(iii) copies of Company's corporate resolutions authorizing the Transaction, each certified as to accuracy and completeness by Company's Secretary; and (iv) an Unwind Agreement.

          (M)  RESIGNATION OF DIRECTORS AND OFFICERS.  Documentation shall be
               -------------------------------------
provided showing that the number of directors is consistent with the Company's governing documents and that the current officers and directors were duly elected. All the directors and officers of Company who will be identified in an Incumbency Certificate executed by the President shall have submitted their resignations in writing to Company. Such resignations shall be effective as of the Closing Date.

          (N)  STOCK CERTIFICATES.  Buyer shall receive at Closing duly executed
               ------------------
stock certificates duly endorsed in blank documenting transfer of the Shares to Buyer, free of any Encumbrances, and such certificates shall represent all the issued and outstanding capital stock of the Company.

          (O)  CORPORATE RECORDS.  Buyer shall receive at Closing the original
               -----------------
corporate records of Company and original copies of the Station's Records.

          (P)  BANK ACCOUNTS/INSURANCE POLICIES.  Buyer shall receive at Closing
               --------------------------------
the cash and cash equivalents on hand or in bank accounts and other cash items and investment securities of Company, and all contracts of insurance (including any cash surrender value thereof).

          (Q)  WARRANT.  The warrant held by Syndicated Communications Venture
               -------
Partners III, L.P. to acquire shares of Common Stock of Company representing four percent of the equity of the Company shall have been cancelled or satisfied so that Company has no further obligation to Syndicated Communications Venture Partners III, L.P. under the terms of the warrant and should any shares be issued in satisfaction of the warrant such shares shall be assigned and delivered to Buyer at Closing.

          (R)  LEASE.  American Signaling Corporation, the owner of the WWBR(FM)
               -----
Transmitter Site, shall have entered into a written lease for the real property described in Section 5.10 and any equipment associated with the operation of the Station at that site for a minimum of ten years, with one five year option, and for a commercially reasonable monthly rental rate, such lease to contain commercially reasonable annual increases to the monthly rental rate.

          (S)  ACCOUNTS PAYABLE.  Shareholder shall deliver a document stating
               ----------------
that there are no amounts to be paid to vendors whether or not within the normal course of business other than the Accounts Payable.

          (T)  TRADE BALANCE.  The Trade Balance, if negative, will not exceed
                -------------
Five Thousand Dollars ($5,000).

          (U)  LICENSES.  Approval to assign or transfer any licenses,
               --------
authorizations or permits issued by a Governmental Authority and used in the operation of the Station shall have been granted and such licenses, authorizations and permits shall be assigned to Buyer to the extent such assignment is required by law.

          (V)  RADIOFREQUENCY RADIATION.  The operation of the Station does not
               ------------------------
cause or result in exposure of workers or the general public to levels of radio frequency radiation in excess of the standards adopted by the FCC in 1996 and explained in OET Bulletin 65, Edition 97-01.

          (W)  TAXES. Company shall have delivered to Buyer ten (10) days prior
               -----
to Closing a certificate signed by the President of the Company stating that to the Knowledge of the Company, except as disclosed in the certificate, all Tax Returns for the Company that would be due before the Closing Date without filing for an extension have been filed and all Taxes due (except for Taxes being contested in good faith and by appropriate proceedings and for which adequate reserves have been established and are being maintained), plus any interest and penalties that have been assessed, have been paid in full.

          (X)  COMPENSATION.  Company shall have satisfied all amounts due
               ------------
employees for compensation, whether pursuant to the terms of a written agreement or otherwise, including bonuses and reimbursement of expenses, that have accrued as of the Closing.

          (Y)  CONFIDENTIAL INFORMATION.  Shareholder will deliver to Buyer all
               ------------------------
documents or papers (including diskettes or other medium for electronic storage of information) relating to trade secrets or other confidential information relative to the business or any proprietary rights of Company that are in their possession or under their control without making copies or summaries of any such material.

          (Z)  RELEASES. Shareholder shall deliver releases executed by such
               --------
Shareholder and PNC Bank, former holder of 1,050 shares of the Preferred Stock, stating that neither has any claims against Company, and stating that the Shareholders' Agreement of December 4, 1992 has been terminated.

          (AA) FAIRNESS OPINION.  Buyer has obtained the Fairness Opinion
               ----------------
referred to in Section 7.3(b).

     9.3. ADDITIONAL CONDITIONS TO COMPANY'S AND SHAREHOLDER'S OBLIGATION.
          ---------------------------------------------------------------
In addition to satisfaction of the mutual conditions contained in Section 9.1 the obligation of Company and Shareholder to consummate the Transaction is subject, at Shareholder's option, to the satisfaction or waiver by Shareholder of each of the following conditions:

          (A)  REPRESENTATIONS AND WARRANTIES.  The representations and
               ------------------------------
warranties of Buyer to Company and Shareholder shall be true, complete and correct in all material respects as of the Closing Date with the same force and effect as if then made, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true in all material respects as of such date.

          (B)  COMPLIANCE WITH CONDITIONS.  All of the terms, conditions and
               --------------------------
covenants to be complied with or performed by Buyer on or before the Closing Date under this Agreement shall have been duly complied with and performed in all material respects.

          (C)  PAYMENT.  Buyer shall pay Shareholder the Purchase Price due at
               -------
Closing as provided in Section 4.2.

          (D)  CLOSING DOCUMENTS.  Buyer shall deliver to Shareholder at the
               -----------------
Closing (i) copies of Buyer's corporate resolutions authorizing the Transaction certified as to accuracy and completeness by Buyer's Secretary; (ii) a certificate, dated the Closing Date, executed by Buyer's President certifying as to those matters set forth in Section 9.3(a) and (b); and (iii) an Unwind Agreement.

10.0  INDEMNIFICATION/POST-CLOSING OBLIGATIONS.
      ----------------------------------------

      10.1.  OBLIGATIONS OF SHAREHOLDER.  Subject to the limitations of Sections
             --------------------------
10.6, Shareholder agrees to and shall indemnify and hold harmless (after the Closing) Buyer, and its respective directors, officers, employees, affiliates, agents and assigns from and against any and all Loss of Buyer or Company, directly or indirectly, resulting from, based upon or arising out of:

          (a) any inaccuracy in or breach of any of the representations or warranties made by Company or Shareholder in or pursuant to this Agreement; or

          (b)  the failure to perform any covenant of this Agreement; or

          (c) any liability for Taxes or Indebtedness of Company incurred prior to the Closing; or

          (d) third party claims resulting from the actions of Shareholder or Company in the conduct of the Business prior to the Closing including, but not limited to, those claims described in Schedule 5.13; or

          (e) any and all violations of or liabilities under Environmental Law that (i) relate to the Real Property or Company and arise on or before the Closing or (ii) arise from or relate to conditions, actions, activities or operations, whether conducted by, caused by or attributable to Company, Shareholder or any entity acting on behalf of Company, on or before Closing; or

          (f) any damages, penalties and taxes arising from any breach of ERISA fiduciary duty or ERISA prohibited transaction occurring before the Closing; or

          (g) all compensation, benefits, and claims arising out of the employment or termination of employment by employees of Company before Closing.

     10.2.     OBLIGATIONS OF BUYER.  Buyer agrees to indemnify and hold
               --------------------
harmless (after the Closing) Shareholder from and against any Loss of Shareholder, directly or indirectly, resulting from, based upon or arising out of:

          (a) any inaccuracy in or breach of any of the representations, or warranties, made by Buyer in this Agreement; or

          (b) except as to matters as to which Buyer is indemnified under the terms of Section 10.1, third party claims (in contract, tort or otherwise) resulting from the actions of Buyer and its conduct of the Business after Closing; or

          (c) any liability for Taxes or Indebtedness of Company incurred after the Closing.

     10.3.     PROCEDURE FOR INDEMNIFICATION.  The procedure for indemnification
               -----------------------------
shall be as follows:

          (a) The party claiming indemnification (the "Claimant") shall give written notice to the party from which indemnification is sought (the "Indemnitor") promptly after the Claimant learns of any claim or proceeding covered by the foregoing agreements to indemnify and hold harmless and failure to provide prompt notice shall not be deemed to jeopardize Claimant's right to demand indemnification, provided, that, Indemnitor is not prejudiced by the delay in receiving notice. If Indemnitor is prejudiced, the Claimant's right to indemnification shall be reduced according to the extent of the prejudice caused by the delay.

          (b) With respect to claims between the parties, following receipt of notice from the Claimant of a claim, the Indemnitor shall have 15 days to make any investigation of the claim that the Indemnitor deems necessary or desirable, or such lesser time if a 15-day period would jeopardize any rights of Claimant to oppose or protest the claim. For the purpose of this investigation, the Claimant agrees to make available to the Indemnitor and its authorized representatives the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnitor cannot agree as to the validity and amount of the claim within the 15-day period, or lesser period if required by this Section (or any mutually agreed upon extension hereof) the Claimant may seek appropriate legal remedies.

          (c) The Indemnitor shall have the right to undertake, by counsel or other representatives of its own choosing, the defense of such claim, provided, that, Indemnitor acknowledges in writing to Claimant that Indemnitor would assume responsibility for and demonstrates its financial ability to satisfy the claim should the party asserting the claim prevail. In the event that the Indemnitor shall not satisfy the requirements of the preceding sentence or shall elect not to undertake such defense, or within 15-days after notice of such claim from the Claimant shall fail to defend, the Claimant shall have the right to undertake the defense, compromise or settlement of such claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of the Indemnitor. Anything in this Section 10.3 to the contrary notwithstanding, (i) if there is a reasonable probability that a claim may materially and adversely affect the Claimant other than as a result of money damages or other money payments, the Claimant shall have the right, at its own cost and expense, to participate in the defense, compromise or settlement of the claim, (ii) the Indemnitor shall not, without the Claimant's written consent, settle or compromise any claim or consent to entry of any judgment which does not include as an unconditional term thereof the giving by the plaintiff to the Claimant of a release from all liability in respect of such claim, and (iii) in the event that the Indemnitor undertakes defense of any claim consistent with this Section, the Claimant, by counsel or other representative of its own choosing and at its sole cost and expense, shall have the right to consult with the Indemnitor and its counsel or other representatives concerning such claim and the Indemnitor and the Claimant and their respective counsel or other representatives shall cooperate with respect to such claim. If any disagreement arises in the joint handling of the claim, the Indemnitor shall have the right to make the final determination consistent with the requirements of this section.

          (d) If any payment is made pursuant to this Section, the Indemnitor shall be subrogated to the extent of such payment to all of the rights of recovery of Claimant, and Claimant shall assign to

Indemnitor, for its use and benefit, any and all claims, causes of actions, and demands of whatever kind and nature that Claimant may have against the person, firm, corporation or entity giving rise to the loss for which payment was made. Claimant agrees to reasonably cooperate in any efforts by Indemnitor to recover such loss from any person, firm, corporation or entity.

     10.4.  REMEDIES CUMULATIVE.  Each party to this Agreement shall have and
            -------------------
retain all rights and remedies set forth in this Agreement and all of the rights and remedies such parties have at law or equity.

     10.5.  NOTICE.  Each party agrees to notify the other of any liabilities,
            ------
claims or misrepresentations, breaches or other matters covered by this Section 10 upon discovery or receipt of notice thereof.

     10.6.  THRESHOLD CONCERNING SECTIONS 10.1 AND 10.2.  Notwithstanding
            -------------------------------------------
anything to the contrary in Sections 10.1 and 10.2, the parties shall not be entitled to indemnity under Sections 10.1 and 10.2 unless the aggregate Loss indemnified against thereunder exceeds $25,000.00 (in which case, the Claimant shall be entitled to recovery from the Indemnitor of the full amount of the
Loss). However, the threshold required by the preceding sentence shall not limit in any way Buyer's or Shareholder's rights under Section 10.3.

     10.7.  SURVIVAL OF REPRESENTATIONS.  The representations and warranties of
            ---------------------------
the parties set forth in this Agreement or in any certificate, document or instrument delivered in connection herewith shall survive the execution and delivery of this Agreement and the Closing hereunder for a period of eighteen
(18) months from the Closing Date.

     10.8.  TAX RETURNS.
            -----------

       (a)  Preparation and Filing of Returns for Pre-Closing Periods.
            ---------------------------------------------------------
Shareholder shall be responsible for the initial preparation of all Federal, State, commonwealth, foreign and local income tax returns of Company for taxable periods actually ending on or before the Closing Date. Buyer shall have the right, directly and through its designated representatives, to review at its expense any such returns that pertain to Company at least 30 days prior to the due date of the return. Shareholder agrees not to take, or cause Company to take, any position or make any election on any such return inconsistent with prior reporting practices without the prior written consent of Buyer, if the effect of any such election or position may be to increase the Taxes of Company thereof from taxable periods (or portions thereof) beginning after the Closing Date or to file an extension on the due date for any tax return or to file an amended return without first obtaining Buyer's consent. Shareholder will forward any "separate company" state and local returns due after the Closing Date to Buyer, together with any necessary payment of Tax, interest or penalties, if applicable, for signature and filing at least 15 days prior to the due date of such returns.

       (b)  Preparation and Filing of Returns for Post-Closing Periods.  Buyer
            ----------------------------------------------------------
shall cause to be prepared, and filed, all income tax returns of Company for all taxable periods ending after the Closing.

     10.9.  ALLOCATION OF TAX LIABILITY.
            ---------------------------

       (a) To the extent permitted by applicable law, the parties hereto agree to cause federal, state and local tax periods of Company to be closed at the close of business on the Closing Date. In the event applicable law does not permit the closing of any such period, the allocation of tax liability shall be made in accordance with Section 10.9(b).

       (b) In the case of a tax return for the taxable period beginning before and ending after the Closing Date ("Overlap Period") based upon income or gross receipts, the amount of taxes attributable to any Pre-Closing Period or Post-Closing Period included in the Overlap Period shall be determined by closing the books of Company as of the close of business on the Closing Date and by treating each of such Pre-Closing Period and Post-Closing Period as a separate taxable year, except that exemptions, allowances or deductions that are calculated on an annual basis shall be apportioned on a per diem basis. If the liability for the Taxes for an Overlap Period is determined on a basis other than income or gross receipts, the amount of Taxes attributable to any Pre-Closing Period included in the Overlap Period shall be equal to the amount of Taxes for the Overlap Period multiplied by a fraction, the numerator of which is the number of days in the Pre-Closing Period included in the Overlap Period and the denominator of which is the total number of days in the Overlap Period, and the amount of such Taxes attributable to any Post-Closing Period included in an Overlap Period shall be the excess of the amount of Taxes for the Overlap Period over the amount of Taxes attributable to the Pre-Closing Period. Shareholder shall be responsible for Taxes due for the Pre-Closing Period and Buyer shall be responsible for Taxes due for the Post-Closing Period.

      10.10.  COOPERATION WITH RESPECT TO FINANCIAL AND TAX MATTERS.  From the
              -----------------------------------------------------
date of Closing and for a period of three (3) years thereafter, Shareholder shall provide Buyer with such cooperation and information as Buyer shall reasonably request in Buyer's: (i) filing of any tax return, amended return or claim or refund, (ii) determining a liability for Taxes or a right to a refund of Taxes, (iii) participating in or conducting any audit or proceeding in respect of Taxes, (iv) analysis and review of the Financial Statements or (v) preparation of documentation to fulfill any reporting requirements of Buyer including reports that may be filed with the Securities and Exchange Commission. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with the accompanying schedules and related work papers and documents relating to rulings or other determinations by tax authorities. Shareholder shall make itself and Company's independent accounting firm available, the cost of said firm to be paid by the Buyer, and the information relied upon by that firm, including its opinions and Financial Statements for the Company, to provide explanations of any documents or information provided hereunder and to permit disclosure by Buyer, including disclosure to any Governmental Authority.

      10.11.  NONDISCLOSURE AND CONFIDENTIALITY. Shareholder agrees that it will
              ---------------------------------
not after Closing use or disclose to others any trade secrets or other confidential information about the business or any proprietary rights of Company; provided, however, that such agreement shall not apply to trade secrets
         --------  -------
or other confidential information that Shareholder is obligated to disclose by a court of competent jurisdiction, or which lawfully becomes available to the public other than as a result of a disclosure by Shareholder. If this Agreement is terminated prior to the Closing Date, each party shall deliver, and cause its officers, employees, agents, and representatives, including, without limitation, attorneys, accountants, consultants and financial advisors who obtain confidential information of another party pursuant to investigations permitted hereunder to deliver to such other party all such confidential information that is written (including copies or extracts thereof), whether such confidential information was obtained before or after the execution hereof.

11.0  DEFAULT AND REMEDIES.
      --------------------

      11.1.  OPPORTUNITY TO CURE.  If any party believes the other to be in
             -------------------
breach hereunder, the former party shall provide the other with written notice specifying in reasonable detail the nature of such breach. If the breach has not been cured by the earlier of: (i) the Closing Date, or (ii) within thirty (30) days after delivery of that notice (or such additional reasonable time as the circumstances may warrant provided the party in breach undertakes diligent, good faith efforts to cure the breach within such thirty (30) day period and continues such efforts thereafter), then the party giving such notice may consider the other party to be in default and exercise the remedies available to such party pursuant to this Section, subject to the right of the other party to contest the alleged default through appropriate proceedings.

     11.2.  SHAREHOLDER'S REMEDIES.  Buyer recognizes that if the Transaction
            ----------------------
is not consummated as a result of Buyer's default, Shareholder would be entitled to compensation, the extent of which is extremely difficult and impractical to ascertain. To avoid this problem, the parties agree that if the Transaction is not consummated due to the default of Buyer, Shareholder, provided that neither Company nor Shareholder are in default or has otherwise failed to comply with their respective obligations under this Agreement, shall be entitled to the Initial Cash Escrow Deposit, with interest earned thereon and to cancellation of the Contingent Liability. The parties agree that this sum shall constitute liquidated damages and shall be in lieu of any other relief at law or in equity to which Company and/or Shareholder might otherwise be entitled due to Buyer's failure to consummate the Transaction as a result of a default by Buyer.

     11.3.  BUYER'S REMEDIES.   Shareholder agrees that the Shares represent an
            ----------------
interest in unique property that cannot be readily obtained on the open market and that Buyer will be irreparably injured if this Agreement is not specifically enforced. Therefore, Buyer shall have the right specifically to enforce Company's and Shareholder's performance under this Agreement, and Company and Shareholder agree (i) to waive the defense in any such suit that Buyer has an adequate remedy at law and (ii) to interpose no opposition, legal or otherwise, as to the propriety of specific performance as a remedy. If Buyer elects to terminate this Agreement as a result of Company's or Shareholder's default instead of seeking specific performance, Buyer shall be entitled to the Initial Cash Escrow Deposit together with all interest earned thereon, and to demand current payment of the Contingent Liability and in addition thereto, Buyer shall be entitled to sue for damages due to Company's and/or Shareholder's failure to consummate the Transaction as a result of a default by Company and/or Shareholder, provided, that Buyer's claim for damages shall not exceed One
             --------  ----
Million Dollars ($1,000,000), the amount that would be available to Seller if Buyer breached this Agreement.

12.0  TERMINATION OF AGREEMENT.
      ------------------------

      12.1.    TERMINATION OF AGREEMENT.  Anything herein to the contrary
               ------------------------
notwithstanding, this Agreement and the transactions contemplated by this Agreement shall terminate at any time before the Closing as follows:

          (A)  MUTUAL CONSENT.  By mutual consent in writing by Buyer and
               --------------
Shareholder.

          (B)  CONDITIONS TO BUYER'S PERFORMANCE NOT MET.  By Buyer upon written
               -----------------------------------------
notice to Shareholder if any event occurs or condition exists which would render impossible the satisfaction of one or more conditions to the obligations of Buyer to consummate the transactions contemplated by this Agreement as set forth in Section 9.1 or 9.2.

          (C)  CONDITIONS TO SHAREHOLDER'S PERFORMANCE NOT MET.  By Shareholder
               -----------------------------------------------
upon written notice to Buyer if any event occurs or condition exists which would render impossible the satisfaction of one or more conditions to the obligation of Shareholder to consummate the transactions contemplated by this Agreement as set forth in Section 9.1 or 9.3.

          (D)  MATERIAL BREACH.  By Buyer or Shareholder, provided such party is
               ---------------
not in material breach of this Agreement, if there has been a material misrepresentation or other material breach by the other party of any representation, warranty or covenant set forth herein; provided, however, that
                                                       --------  -------
the non-breaching party shall not be excused from its obligations under this Agreement (i) if such breach has been cured pursuant to Section 11.1 of this Agreement or (ii) if such breach gives rise solely to money damages that can readily be ascertained or estimated with reasonable accuracy and the breaching party tenders such amount to the other party within 30 days after receipt of notice of such breach.

          (E)  BANKRUPTCY; RECEIVERSHIP.  By Buyer, if any of the following
               ------------------------
events shall have occurred with respect to Company or Shareholder: (i) it has been adjudicated a bankrupt or insolvent or has admitted in writing its inability to pay its debts as they mature or has made an assignment for the benefit of creditors, or has applied for or consented to the appointment of a trustee or receiver for it or for the major part of its property; (ii) a trustee or receiver has been appointed for it or for any part of its property without its consent; or (iii) bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of creditors, have been instituted by or against it and remain undismissed for 10 days or longer.

          (F)  FCC APPROVAL.  By either Buyer or Seller, provided such party is
               ------------
not otherwise in default, and a grant of the Transfer of Control Application is not obtained within nine (9) months after the FCC has accepted the Transfer of Control Application for filing.

13.0  GENERAL PROVISIONS.
      ------------------

      13.1.    FEES.  All recording costs, transfer taxes, sales tax, document
               ----
stamps and other similar charges shall be paid one-half by Shareholder and one-half by Buyer. Except as otherwise provided herein, all other expenses incurred in connection with this Agreement or the Transaction shall be paid by the party incurring those expenses whether or not the Transaction is consummated.

     13.2.     NOTICES.  All notices, requests, demands and other communications
               -------
pertaining to this Agreement shall be in writing and shall be deemed duly given when (i) delivered personally (which shall include delivery by Federal Express or other recognized overnight courier service that issues a receipt or other confirmation of delivery) to the party for whom such communication is intended,
(ii) delivered by facsimile transmission or (iii) three business days after the date mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:


          (a)  If to Company or Shareholder:

               Allur-Detroit, Inc.
               c/o Wilkins & Jones, L.P.
               8401 Colesville Road
               #300
               Silver Spring, MD  20910
               Fax:  (301) 608-3307


               with a copy (which shall not constitute notice) to:

               Fleischman & Walsh
               1400 Sixteenth St., N.W.

               Suite 600
               Washington, DC  20036
               ATTN: Howard A. Topel, Esq.
               Fax:  202-745-0916


          (b)  If to Buyer:
               Radio One, Inc.
               c/o Alfred C. Liggins, III
               5900 Princess Garden Parkway, 8th Floor
               Lanham, MD 20706
               Fax: (301) 306-9694

               with a copy (which shall not constitute notice) to:

               Linda J. Eckard, Esq.
               5900 Princess Garden Parkway
               8th Floor
               Lanham, Maryland  20706
               Fax:  (301) 306-9638


Any party may change its address for notices by written notice to the other given pursuant to this Section. Any notice purportedly given by a means other than as set forth in this Section shall be deemed ineffective.

     13.3.     ASSIGNMENT.  No party may assign this Agreement without the
               ----------
express prior written consent of the other parties, except that, Buyer may
                                                    ------ ----
assign its rights and obligations pursuant to this Agreement without Shareholder's consent prior to Closing to (i) an entity which assumes all of Buyer's obligations under this Agreement if such assignment results in no financial gain or profit for the Buyer or (ii) to Buyer's or its assignee's lenders as collateral for any indebtedness incurred; and subsequent to Closing to (a) any entity which acquires all or substantially all of the Shares or assets of Company, or (b) to Buyer's or its assignee's lenders as collateral for any indebtedness incurred. Subject to the foregoing, this Agreement shall be binding on, inure to the benefit of, and be enforceable by the original parties hereto and their respective successors and permitted assignees.

     13.4.     EXCLUSIVE DEALINGS.  For so long as this Agreement remains in
               ------------------
effect, neither Company nor Shareholder nor any person acting on either party's behalf shall, directly or indirectly, solicit or initiate any offer from, or conduct any negotiations with, any person or entity concerning the acquisition of all or any interest in the Shares or in the assets of the Business, other than Buyer or Buyer's permitted assignees.

     13.5.     THIRD PARTIES.  Nothing in this Agreement, whether express or
               -------------
implied, is intended to: (i) confer any rights or remedies on any person other than Shareholder, Buyer and their respective successors and permitted assignees;
(ii) relieve or discharge the obligations or liability of any third party; or
(iii) give any third party any right of subrogation or action against either Shareholder or Buyer.

     13.6.     INDULGENCES.  Unless otherwise specifically agreed in writing to
               -----------
the contrary: (i) the failure of any party at any time to require performance by another party of any provision of this Agreement shall not affect such party's right thereafter to enforce the same; (ii) no waiver by any party of any default by another party shall be taken or held to be a waiver by such party of any other preceding or subsequent default; and (iii) no extension of time granted by any party for the performance of any obligation or act by any party shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

     13.7.     PRIOR NEGOTIATIONS. This Agreement supersedes in all respects all
               ------------------
prior and contemporaneous oral and written negotiations, understandings and agreements between the parties with respect to the subject matter hereof. All of such prior and contemporaneous negotiations, understandings and agreements are merged herein and superseded hereby.

     13.8.     EXHIBITS AND SCHEDULES.  The Exhibits and Schedules attached
               ----------------------
hereto or referred to herein are a material part of this Agreement, as if set forth in full herein.

     13.9.     ENTIRE AGREEMENT; AMENDMENT.  This Agreement and the Exhibits and
               ---------------------------
Schedules to this Agreement set forth the entire understanding between the parties in connection with the Transaction, and there are no terms, conditions, warranties or representations other than those contained, referred to or provided for herein and therein. Neither this Agreement nor any term or provision hereof may be altered or amended in any manner except by an instrument in writing signed by each of the parties hereto.

     13.10.    COUNSEL/INTERPRETATION.  Each party has been represented by its
               ----------------------
own counsel in connection with the negotiation and preparation of this Agreement. This Agreement shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either party.

     13.11.  GOVERNING LAW, JURISDICTION.  This Agreement shall be governed by,
             ---------------------------
and construed and enforced in accordance with the laws of the State of Maryland without regard to the choice of law rules utilized in that jurisdiction. Buyer, Shareholder and Company each hereby consent to service of process by certified mail at the address to which notices are to be given. Each of Buyer and Shareholder agree that its submission to jurisdiction and its consent to service of process by certified mail is made for the express benefit of the other parties hereto. Final judgment against Buyer or Shareholder in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that any party may at
                                     --------  -------
its option bring suit, or institute other judicial proceedings, in any state or federal court of the United States or of any country or place where the other party or its assets, may be found.

     13.12.  SEVERABILITY.  If any term of this Agreement is illegal or
             ------------
unenforceable at law or in equity, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Any illegal or unenforceable term shall be deemed to be void and of no force and effect only to the minimum extent necessary to bring such term within the provisions of applicable law and such term, as so modified, and the balance of this Agreement shall then be fully enforceable.

     13.13.  COUNTERPARTS.  This Agreement may be signed in any number of
             ------------
counterparts with the same effect as if the signature on each such counterpart were on the same instrument. Each fully executed set of counterparts shall be deemed to be an original, and all of the signed counterparts together shall be deemed to be one and the same instrument.

     13.14.  FURTHER ASSURANCES.  Shareholder shall at any time and from time to
             ------------------
time after the Closing execute and deliver to Buyer such further conveyances, assignments and other written assurances as Buyer may request to vest and confirm in Buyer (or its assignee) the title and rights to and in all the Shares and/or assets of the Business to be and intended to be transferred, assigned and conveyed hereunder.

     IN WITNESS WHEREOF, and to evidence their assent to the foregoing, Shareholder and Buyer have executed this Stock Purchase Agreement under seal as of the date first written above.


                              SELLER:


                              SYNDICATED COMMUNICATIONS VENTURE
                              PARTNERS II, L.P.

                              BY:   WILKINS & JONES, L.P.,
                                    GENERAL PARTNER


                                         /s/ Herbert P. Wilkins, Sr.,
                                    BY:  ______________________________
                                         HERBERT P. WILKINS, SR.,
                                         GENERAL PARTNER



                              BUYER:


                              RADIO ONE, INC.


                                         /s/ Alfred C. Liggins, III
                                    BY:  ______________________________
                                         ALFRED C. LIGGINS, III
                                         PRESIDENT